ANNUAL REPORT AS OF
DECEMBER 31, 2000

SEI INSURANCE
PRODUCTS TRUST







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SEI VP Large Cap Value Fund
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SEI VP Large Cap Growth Fund
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SEI VP SmallCap Value Fund
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SEI VP SmallCap Growth Fund
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SEI VP International Equity Fund
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SEI VP Emerging Markets Equity Fund
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SEI VP Core Fixed Income Fund
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SEI VP High Yield Bond Fund
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SEI VP International Fixed Income Fund
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SEI VP Emerging Markets Debt Fund
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SEI VP Prime Obligation Fund
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[SEI INVESTMENTS LOGO OMITTED]
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TABLE OF CONTENTS
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MANAGEMENT'S DISCUSSION AND ANALYSIS
     OF FUND PERFORMANCE ............................................     1
STATEMENTS OF NET ASSETS.............................................    18
STATEMENTS OF ASSETS AND LIABILITIES.................................    45
STATEMENTS OF OPERATIONS.............................................    46
STATEMENTS OF CHANGES IN NET ASSETS..................................    48
FINANCIAL HIGHLIGHTS.................................................    50
NOTES TO FINANCIAL STATEMENTS........................................    51
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS ............................    58
NOTICE TO SHAREHOLDERS ..............................................    59

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MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
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SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2000

                                SEI VP LARGE CAP
                                   VALUE FUND

      OBJECTIVE: The SEI VP Large Cap Value Fund seeks to provide long-term growth of capital and income.
      STRATEGY: With respect to this Fund, SEI Investments Management Corporation employs a multi-manager structure to gain exposure to the entire large cap value sector, adding value through stock selection while minimizing risk in the form of capitalization, valuation and economic sector exposures. Assets of the Fund are strategically allocated among its sub-advisers, each of whom has responsibility for stock selection for its respective assets under management.
      Through various investment approaches, each sub-adviser contributes a unique expertise or substyle to the Fund. LSV Asset Management, L.P., our contrarian manager, invests in companies trading at deep discounts to their intrinsic value. Mellon Equity Associates, our core manager, invests primarily in large cap value stocks that are representative of the market. Each of the aforementioned sub-styles assumes a different importance in determining overall style risk, and must therefore be weighted accordingly.
      ANALYSIS: The Fund posted a 9.17% return from April 5, 2000, the commencement date of the Fund, through December 31, 2000, significantly out performing its benchmark Russell 1000 Value index which had a return of 5.12 % over the same time period.
      The theme for the year ending December 2000 was that of "volatility" in the markets. Technology bubble, interest rate hikes, inflation concerns, surging oil prices, uncertainty surrounding presidential elections, slowing economy and profit recession in high growth industries contributed their fair share in driving the markets volatility. The investor sentiment shifted from being "momentum oriented" to "defensive stocks" to "deep cyclical resource based industries" over the course of the year.
      The Fund's out performance was driven mostly by strong stock selection within various industries like Aerospace, Business Services, Construction, Drugs & Medicine, Insurance, Specialty Finance, and Telephone. The Fund's over weight to Aerospace, Domestic Oil and under weight to Media, Telephones, Drugs and Electronics also helped performance. Boeing, PNC Financial, NCR Corp., Pulte Corp., United Health Group, Cigna Corp., Allstate Corp., Golden West Financial, Greenpoint Financial, SBC Communication, BellSouth Corp., and Verizon were some of the positive contributors to the Fund's out performance.
      At SEI, we believe it is impossible to predict the emotional nature of the markets. Therefore, we have adopted an investment approach, which we expect will smooth out such fluctuations by diversifying across complimentary sub-style specific managers. Careful analysis has led to our conviction that this risk controlled approach is an optimal structure, and also that the managers on the roster are the best available for each specific substyle.

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SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2000

                                SEI VP LARGE CAP
                                   GROWTH FUND

      OBJECTIVE: The investment objective of the SEI VP Large Cap Growth Fund is capital appreciation.
      STRATEGY: With respect to this Fund, SEI Investments Management Corporation employs a multi-manager structure to gain exposure to the entire large cap growth sector, adding value through stock selection while minimizing risk in the form of capitalization, valuation and economic sector exposures. Assets of the Fund are strategically allocated among its sub-advisers, each of which has responsibility for stock selection for its respective assets under management.
      Through different investment approaches, each sub-adviser contributes a unique expertise or sub-style to the Fund. Alliance Capital Management, invests in large cap growth stocks that are representative of the market. Provident Investment Counsel invests primarily in large-cap stocks, which are expected to demonstrate very high long-term earnings growth. Each of the aforementioned sub-styles assumes a different importance in determining overall style risk, and must therefore be weighted accordingly, so that the overall strategy is very risk neutral to the fund's benchmark.
      ANALYSIS: The Fund posted a -25.20% return from April 5, 2000, the commencement date of the Fund, through December 31, 2000, out performing its benchmark Russell 1000 Growth index which had a return of -26.57% over the same period.
      The year ending December 31, 2000, was characterized by highly volatile markets in which the dispersion between the growth & value stocks was unprecedented. The once high flying Technology, Telecom and BioTech stocks took the beating as the market traded off on the heals of uncertainty surrounding the presidential elections, slowing economy, slowing capital expenditures and profit recession in high growth industries. The focus returned to "fundamentals and valuations" as investors started to move towards more defensive names in the marketplace.
      The Fund's out performance relative to the benchmark was attributable to positive stock selection and relative positioning of the Fund in various industries. Given the volatility in the marketplace, our managers started to position their portfolios into defensive industries like Insurance, Specialty Finance and Energy as early as the first quarter of 2000. The lofty stock valuations under the "technology bubble" led them to focus on industry leaders within various industries, while under weighting the specific "over-valued" industries like Electronics, Internet, and Business Services. So, the Fund out performed the benchmark as a result of relative industry positioning and strong stock selection within Electronics, Internet, Retail and Business Services. Adobe Systems, Tyco International, Ciena Corp., Transwitch Corp., Solectron Corp., Extreme Networks, Cisco Systems, Kohls Corp., MBNA Corp., and Nokia Corp. were some of the positive contributors to the Fund's out performance.




2
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                                SEI VP SMALL CAP
                                   VALUE FUND

      OBJECTIVE: The SEI VP Small Cap Value Fund seeks to provide capital appreciation.
      STRATEGY: The Fund invests in U.S. small company stocks with a value style. Fund assets are allocated among the Fund's managers, each of whom has responsibility for stock selection in their area of expertise. Because of this style-specific focus, security overlap between sub-advisers is minimal, and each sub-adviser can focus on the narrowly defined universe of securities within their specialty.
      To avoid over or under-weighting a particular industry, the Fund attempts to maintain an industry weighting similar to that of the benchmark.
      Through various investment approaches, each sub-adviser contributes a particular expertise or sub-style to the Fund. LSV Asset Management, L.P. attempts to identify securities, which have been misspriced as a result of a judgmental bias and behavioral weakness. Sterling seeks to identify stocks of quality companies selling at large discounts to the underlying value of the business. Each of the aforementioned sub-styles assumes a different importance in determining overall style risk and must therefore be weighted accordingly.
      ANALYSIS: The Fund posted a 22.25% return from April 5, 2000 the commencement date of the Fund, through December 31, 2000, outperforming the Russell 2000 Value index, which returned 19.96% for the same period.
      The nine-month period ending December 31, 2000 was characterized by a highly volatile market, with value stocks significantly outperforming growth stocks. The dominant theme of 2000, was the revival of "old economy stocks" as investors turned their focus on reasonably valued securities. The performance of the Russell 2000 Value index was concentrated in traditional value industries such as banks, energy, utilities, and specialty finance. The drugs & medicine industry also posted strong returns, driven by strong earnings expectations for drug-producing companies.
      The Fund's out-performance relative to the benchmark was primarily due to strong stock selection across various industries. Strong stock selection was most notable in specialty finance, banks and construction stocks as names such as Downey Financial, Bank United, Ryland Group, and Pulte outperformed the benchmark. However, performance was hindered somewhat by poor stock selection in business services and producer goods led by names such as Proxicom and Helix Technology. Slightly offsetting the net positive impact of stock selection was the negative contribution from industry exposures as over-weights to electronics, optical, photo and steel stocks detracted from performance.
      During the fourth quarter of 2000 Sterling Capital Management, who will provide additional enhancements to the overall portfolio structure, replaced our core small cap value manager, Mellon Equity Associates. This was done to remain style neutral to the benchmark and to manage portfolio risk in order to be driven primarily by stock specific decisions rather than industry or style decisions.

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SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2000

                                SEI VP SMALL CAP
                                   GROWTH FUND

      OBJECTIVE: The SEI VP Small Cap Growth Fund seeks to provide long-term capital appreciation.
      STRATEGY: With respect to this Fund, SEI Investments Management Corporation employs a multi-manager structure to gain exposure to more than one growth sector, adding value through stock selection while minimizing risk in the form of capitalization, valuation and economic sector exposures. The Fund is jointly sub-advised by two investment managers. Assets of the Fund are strategically allocated among its sub-advisers, each of which has a responsibility for stock selection for its respective assets under management.
      Through various investment approaches, each sub-adviser contributes a particular expertise or sub-style to the Fund. Sawgrass Asset Management seeks to invest in companies that exhibit reasonable relative valuations, strong earnings momentum and rising analyst expectations. Wall Street Associates seeks out small cap stocks with long-term earnings growth potential. Each of the aforementioned sub-styles assumes a different importance in determining overall style risk and must therefore be weighted accordingly.
      ANALYSIS: The Fund posted a -3.70% return from April 5, 2000, the commencement date of the Fund, through December 31, 2000. This performance significantly outperformed the Russell 2000 Growth Index for the same period and was driven primarily by strong stock selection across a broad range of industries, most notably business services, drugs and medicine and electronics. Strong stock contributors within these industries included Invitrogen Corp., Mentor Graphics Corp. and Carreker Antinori, each up over 50% for the period. Industry exposures relative to the benchmark also contributed positively to returns for the period as an overweight to domestic oil stocks and an underweight to internet stocks proved beneficial during the period.
      The Fund is positioned to capture the opportunities in the small cap growth area of the market under a variety of market conditions. To this end, the Fund targets a style neutral position relative to the Russell 2000 Growth Index in order to control unnecessary risks and put the focus on stock selection from the specialist sub-advisers.

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                              SEI VP INTERNATIONAL
                                   EQUITY FUND

      OBJECTIVE: The SEI VP International Equity Fund seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of non-U.S. issuers.
      STRATEGY: The Fund invests primarily in common stocks and other equity securities of foreign companies. The Fund primarily invests in companies located in developed countries, but may also invest in companies located in emerging markets. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation. The Fund is diversified as to issuers, market capitalization, industry and country.
      ANALYSIS: The Fund posted a -19.60% return from April 5, 2000, the commencement date of the Fund, through December 31, 2000. Volatility in the global equity markets continued throughout the period. Sector rotation continued away from technology-related stocks and into more defensive names. Information technology and telecommunications stocks endured negative returns, while consumer staples, materials, financials, utilities and pharmaceuticals were favored. On a regional basis, Europe was mixed, while the Pacific Basin markets, particularly Japan, bore the brunt of the downturn. Of the 20 equity markets included in the MSCI EAFE index, six markets finished ahead, and 14 were weaker. Performance of the 23 industry groupings included in the index was mixed, with 11 ahead and 12 weaker.
      A concern during the period was the continued technology, media and telecommunications (TMT) correction. Optimistic earnings estimates were ratcheted down, and investors gravitated toward more defensive names with a more visible earnings stream. However, several of the concerns that plagued investors in the early quarters reversed or faded altogether by year-end. The euro vis-a-vis the U.S. dollar bottomed in late October and subsequently appreciated. To many, this was a clear sign that the U.S. economic growth engine was finally slowing. Coupled with the U.S. election uncertainty, economic data began to point to the relative attractiveness of European securities. The easing of oil prices also assuaged investor concerns that had surfaced when oil prices peaked earlier in the year.
      The Fund had a difficult year in 2000 reflecting weakness in the international equity markets as described above and sector positioning of the Fund's managers. Fund underperformance is primarily attributable to overweight positioning in the telecommunications and technology sectors by our managers. Despite market underperformance in this nine-month period, our managers believe this sector positioning and likely strong stock selection will propel performance going forward. These managers continue to find the highest quality companies at attractive valuations within the telecommunications and technology areas. Some of the managers top TMT picks include Vodafone PLC, Dutch media company VNU, Japanese wireless giant NTT DoCoMo and Cable and Wireless.
      In any case, positive stock selection within the pharmaceutical, auto, food and beverage, media and energy sectors boosted results.

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SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2000

      While not enough to reverse overall Fund performance, stocks contributing to performance were Peugeot, Italian utility company ENI, media giants Reed International and Wolters Kluwer, Brazilian long distance telco provider Embratel, and pharmaceutical company Aventis.
      Japan's poor performance dominated the Fund's poor performance as well. The technology sector and, to a lesser extent telecommunications and banks, were the culprits; NTT DoCoMo, Rohm, Tokyo Electron, Murata Manufacturing and Nippon Telephone and Telegraph were among the detractors. While the overall Fund is underweight to Japan, specific stock positions are motivated by company-specific reasons, not based on an expected Japanese economic recovery; thus our managers remain committed to these stocks, despite the market's recent weakness.
      Going forward, the Fund is well positioned to capitalize on restructuring efforts in globally competitive sectors. Our managers believe that it will be those companies with executable business models that will excel no matter which industry or country they reside in. Exposure to high quality telecom and technology shares is fueled by their continued view of the industries' long-term growth potential. Within the telecom sector, our managers favor the wireless companies over the incumbent carriers as they are comfortable with the long-term thesis of wireless as a business. Fund holdings are focused on well-capitalized companies with strong management teams and solid strategies. The Fund is well positioned to take advantage of many of the trends that likely will drive returns in the future.

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                       SEI VP EMERGING MARKETS EQUITY FUND

      OBJECTIVE: The SEI VP Emerging Markets Equity Fund seeks to provide capital appreciation by investing primarily in a diversified portfolio of equity securities of emerging market issuers.
      STRATEGY: The Fund invests primarily in common stocks and other equity securities of foreign companies located in emerging market countries. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund is diversified as to issuers, market capitalization, industry and country.
      ANALYSIS: The Fund posted a -37.70% return from April 5, 2000, the commencement date of the Fund, through December 31, 2000, underperforming its benchmark by 5.50%. Both Global Emerging managers underperformed their respective benchmarks for the period. The Fund's underperformance relative to its benchmark was driven by negative stock selection; country allocation was positive, compensating some of the losses.
      During this period, performance in emerging markets suffered significantly as a series of internal and external factors affected the asset class. First, the sell off in global Technology and Telecom sectors that started in March 2000 and continued into the second and third quarter of 2000 had a profound effect in emerging markets. As some emerging markets evolved, countries like India, Korea, and Taiwan have become more integrated into global industry groups. For example, India has become a leading provider of software solutions, while Korea and Taiwan are global players in semiconductors and electronic components. In the case of the Telecom industry, fixed line and cellular providers represent a significant portion of the equity market in countries like Brazil, Mexico, China and Korea. These stocks sold off as investors speculated that some of the industry trends (eg. cost of licenses, new technologies) that were affecting the competitive environment in the developed world would also affect profitability of telecom stocks in emerging markets.
      Second and on a more macro level, fears of higher interest rates, concerns over a hard landing of the U.S. economy, and the strength in oil prices put additional pressure on the asset class. These negative effects were magnified in the emerging markets since the emerging countries' economies are heavily dependent on foreign capital and their growth is highly leveraged to global economic growth.
      Latin America outperformed the other regions thanks to improvements in macro fundamentals in Brazil and the upgrade of Mexico's credit standing. The Fund benefited from an overweight position in Brazil and Mexico, and an underweight to Taiwan. The managers also took advantage of an overweight to the energy sector in Brazil, Russia, and China though their holdings in Petrobras, Lukoil, and Petrochina respectively.
      Stock selection in Asia accounted for most of the poor performance. In particular, stocks in India, Singapore, and Taiwan accounted for most of the losses. In the case of India, the high correlation with NASDAQ and the large component of technology companies in that market drove the sell off. Stocks like Infosys Technologies, a low cost provider of software development that was among the best performing stocks in 1999, led the decline in the recent period. In Singapore, Datacraft Asia, leader in networking equipment, hurt the Fund as the

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MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
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SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2000




stock underperformed along with other technology stocks worldwide. In Taiwan, Taiwan Semiconductors and Hon Hai Precision sold off as investors became more concerned about the semiconductor cycle and slowing PC sales in the U.S. and Europe. On the positive side, stock selection in Korea was particularly strong. The Fund added value thanks to overweight to some financials (Kookmin Bank) and Telecom stocks (Korea Telecom).
      Throughout this volatile and difficult period, our managers have maintained their overweight position in these blue chip Asian companies based of their fundamental assessment, growth prospects, and attractive valuations.
      Going forward, the Fund is well positioned to take advantage of many of the trends that will be driving returns in the emerging markets. But it is doing so in a risk controlled fashion. The Fund has been structured with two specialist investment managers, each investing within a specific area of the market and with a unique investment process. The Fund's structure ensures that it will remain well diversified, with no single region, country, stock or style dominating.

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                                SEI VP CORE FIXED
                                   INCOME FUND

      OBJECTIVE: The SEI VP Core Fixed Income Fund seeks to provide current income consistent with the preservation of capital.
      STRATEGY: The Fund's investment strategy focuses on sector rotation, both among and within sectors, and issue selection. Risk is principally controlled by explicitly limiting fund interest rate exposure relative to the Lehman Aggregate Bond Index. The Fund's sub-adviser focuses on four key areas in determining portfolio structure: duration weighting, term structure, sector allocation, and issue selection. While the duration and term structure decision underlie the implementation process, the adviser primarily concentrates on sector and issue selection to add value. In addition, the sub-adviser may use futures and options primarily for tactical hedging purposes and to implement portfolio strategies more efficiently.
      ANALYSIS: The Fund posted a 8.31% return from April 5, 2000, the commencement date of the Fund through December 31, 2000, outperforming the Lehman Brothers Aggregate Bond Index return of 8.19% over the same time period. Performance was positively impacted by a longer duration profile, exposure to the long end of the Treasury curve, an allocation to Agencies and Agency Mortgage Backed Securities. The Fund's overweight to corporate bonds was the biggest detractor from performance.
      Federal Reserve Bank and U.S. Treasury Department activity were the key drivers of return in the fixed income markets for the year 2000. The fiscal year began on a negative note on concern of growing inflation, an overheating economy and the Fed's resolve to combat them. During the first half of the year, Fed policy makers acted to slow the accelerating economy and quell inflation by raising interest rates four times to a target of 6.50%. The Treasury department also roiled the bond markets by responding to record government surpluses with the announcement of a buyback program for longer-dated Treasuries. The move dramatically increased prices of longer Treasuries amid investor anticipation of a dwindling supply. By mid-year a slowing economy, benign inflation despite rising oil prices, stable monetary policy and a more positive outlook for future Treasury supply combined to partially reverse earlier gains. Uncertainty took center stage at year-end as violence escalated in the Middle East, the Presidency suffered through a month-long court fight and equity markets solidified one of the worst years in decades. The economy began to raise concerns as 3rd Quarter GDP reported the slowest growth in four years. The Fed responded by adopting an easing bias at the December meeting. Treasuries rallied across the curve in flight to quality trading as the market found consensus on the direction of the Fed and increased recessionary concerns. The Fund benefited from a longer duration position as yields fell across the curve over the period. In addition, an allocation to longer Treasuries aided performance as 10 year and longer maturities returned 10.43%.
      Spread product experienced a similar roller coaster ride as levels widened to historical highs by mid-May, traded off those levels as a rosier economic picture took shape,

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SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2000

and widened out again into year-end on increased investor risk-aversion. Agency debt experienced additional turmoil amid a Congressional inquiry into the implied government guarantee for the housing GSE's (FNMA and FHLMC). Spreads were pushed to all-time wide levels as investor concern grew regarding the future of the GSE's Aaa ratings. Market expectations calmed, however, as the year progressed and the likelihood of any Congressional action became remote. The Fund's allocation to this sector was positive for performance as Agencies were among the best performers in the Index, returning 9.58% for the period. Corporate bonds were the worst hit among spread product and failed to gain any significant momentum throughout the period as an increasingly volatile equity market and overwhelming supply concerns kept pressure on credit spreads. The Fund's overweighting to corporate bonds detracted from performance as corporates underperformed the Index by over 150 basis points. Mortgages were solid performers for most of the period, only losing steam late in the year as falling interest rates raised pre-payment fears. Mortgages outperformed the Index by 25 basis points.
      Going forward, the Fund will continue to emphasize the corporate sector while reducing MBS exposure. The Fund has also been selectively increasing its allocation to Agency debentures and higher quality corporate issues. The Fund's duration will remain slightly longer than the Index.

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                                SEI VP HIGH YIELD
                                    BOND FUND

      OBJECTIVE: The SEI VP High Yield Bond Fund seeks to maximize total return by investing primarily in a diversified portfolio of higher yielding, lower rated fixed income securities. The strategy seeks to achieve a high level of total return through sector rotation and security selection.
      STRATEGY: Fund strategy is to identify high yield market sectors and securities that offer investment opportunities through the analysis of macro-economic, interest rate, industry, and technical factors. Those companies that are best suited to benefit from the identified trends are then selected for investment. Risk is controlled through a high level of diversification, and by performing detailed and ongoing credit analysis on the companies considered and purchased.
      ANALYSIS: The Fund posted a -1.51% return from April 5, 2000, the commencement date of the Fund, through December 31, 2000. The benchmark return for that period was unavailable.
      The Fund's security selection in the fixed and mobile communications, and services sectors, coupled by an overweight to the gaming sector positively contributed to return. An overweight to, and security selection in, the cable sector, as well as security selection in the entertainment sector detracted from Fund performance.
      The high yield market experienced another dismal year as volatility in the equity markets, funding concerns in the telecommunication and cable sectors, a dismal European high yield market, escalated default rates, high energy prices, uncertainty over the outcome of the U.S. Presidential election, and virtually no liquidity in the market all contributed to the poor performance of the high yield asset class. The high yield market spread, relative to the 10-year U.S. Treasury, stood at 950 basis points (bps) at year-end, representing a 396 bp widening from the close of the comparable 1999 period. This spread widening was attributed mostly to investors' increased demand for a liquidity premium, as liquidity in the market was severely depressed through out the year. In addition, escalating default rates also factored into to wider spread levels. The market has experienced decreased liquidity since the third quarter of 1998 following the Russian currency crisis. Many broker-dealers absorbed significant losses and since that crisis there has been a lack of broker-dealer activity in the market place. Merger activity has also lent to a reduction in liquidity as dealers have consolidated trading desks and market making in unfamiliar issues. Rising default rates also weighed down the high yield market. The default rate ended the year at approximately 6% and this was largely attributed to the Federal Reserve's success in raising interest rates, and thus forcing banks to tighten lending standards. Fixed communications was one of the worst performing sectors due to poor earnings and concern over the ability of communication companies to access capital to execute their business plans. Higher oil and natural gas commodity prices hurt certain sectors such as chemicals and packaging, while boosting other sectors such as utilities and energy. Utilities and energy were among the top performing sectors for the year. Not surprisingly, the double BB credit sector was the best performing credit sector as investors sought safety in higher rated and more defensive bonds. In addition, heavy mutual fund cash outflows did little for return with

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SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2000



almost $6 billion exiting high yield mutual funds during the year. New issuance was slim for the year, totaling approximately $50.2 billion.
      As noted, the fixed communications sector generated one of the worst returns for the period. For the most part, all sub-sectors (data/Internet, long distance, Competitive Local exchange carriers (CLEC)) contributed to such a sour sector return. Data/Internet high yield companies experienced delinquent payment problems with their wholesalers/Internet service provider customers, and issuers such as Covad, Rythems, and PSINet were among some of the companies faced with these customer problems and the Fund's non-investment in these issues greatly benefited return. CLECs suffered from weak earnings and overall funding worries. The Fund was not immune to negative returns in the sector, however, its underweight to, and non-investment in, those companies that were most negatively impacted by unfavorable sector conditions boosted return. Although the mobile communications sector fared better than its fixed communications counterpart, the sector still suffered from many of the same factors that plagued the fixed communications sector, and in particular, the paging sub-sector was hardest hit. The Fund is underweight paging issues and this helped performance. In addition, the Fund did not own certain benchmark issues that contributed to poor benchmark sector results.
      Within the services sector, once again the Fund's avoidance of weaker issues added to performance. The gaming sector, viewed as a more defensive sector, strongly outpaced the aggregate market for the year, and thus, an overweight to this sector aided results. However, the Atlantic City sub-sector lagged somewhat, and the Fund's underweight to "pure" Atlantic City credits boosted return.
      The cable sector also suffered from some of the same factors that hurt the communications sector for the period, with fourth quarter returns serving as the catalyst for a negative return in this sector. Cable companies with international operations were down the most. The Fund's overweight to cable detracted from results. Exposure to issues such as Classic Cable and United International Holdings hurt return as investors fretted over the companies' ability to access capital to build out systems. The Fund's only holding of Regal Cinemas in the entertainment sector was a negative after the company's banks blocked Regal's interest payment that was due during the fourth quarter. High capital expenditures amid stiff competition, coupled with poor movie box hit results severely punished the entertainment sector, and Regal fell victim to these industry problems.

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                              SEI VP INTERNATIONAL
                                FIXED INCOME FUND

      OBJECTIVE: The SEI VP International Fixed Income Fund seeks to provide capital appreciation and current income through investments primarily in investment-grade, non-U.S. dollar denominated government, corporate, mortgage-backed and asset-backed Fixed income Securities.
      STRATEGY: Fund construction entails a two-stage process that combines fundamental macroeconomic analysis and technical price analysis. First, a fundamental judgment is made about the direction of a market's interest rates and its currency. A technical price overlay is then applied to the fundamental position to ensure that the Fund is not substantially overweighted in a declining market or underweighted in a rising one.
      Country and currency allocations are made separately. As a result, the Fund's currency exposure may differ from its underlying bond holdings. Under normal circumstances, the Fund will generally be diversified across 6 to 12 countries with continual exposure to the three major trading blocs: North America, Europe, and the Pacific Basin. Depending upon the relative fundamental and technical views, each trading bloc is over or underweighted relative to the Fund's benchmark index. Currency exposure is actively managed to maximize return and control risk through the use of forward currency contracts and cross-currency hedging techniques.
      ANALYSIS: The Fund posted a -1.10% return from April 5, 2000, the commencement date of the Fund, through December 31, 2000, outperforming the Salomon Brothers Non-U.S. World Government Bond Index return of -1.27%. The Fund's overweight to the euro towards the end of the fiscal period, an overweight to Greek bonds, and an underweight to Japanese bonds all served to enhance relative returns. Positioning in the British pound throughout the period held back relative returns.
      The euro fell versus the U.S. dollar during most of the fiscal period, but staged a dramatic rally in December where it nearly covered all of its fiscal year losses. In the beginning of the period, a confused ECB policy towards the euro and drop in German business confidence pushed the euro lower. The euro got a brief boost following a 50 basis-point hike in overnight lending rates by the European Central Bank (`ECB'), but the trend turned negative once again as capital flows out of Europe and into the U.S. continued at an unprecedented rate. Foreign retail and institutional investors purchased U.S. securities and the dollars needed to purchase them, while European companies continued their buying spree of U.S. corporations. Deutsche Telekom paid $50 billion for Voicestream Wireless, while UBS bought Paine Webber for $12 billion during the period. The ECB then convinced the G-7 countries to buy euros in an effort to prop up the currency, but that had a fleeting positive effect. Multiple solo purchases of euros by the ECB also did not have any lasting positive impact on the value of the currency. The ECB raised interest rates again in the fall, this time by 25 basis points, but investors responded negatively as the consensus was that the hike in rates would end up hurting the economic expansion.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2000

      The euro's prospects finally turned when a string of weaker economic reports in the U.S. brought into question the assumption that the U.S. would grow faster than Europe. The final third quarter U.S. GDP report came in at more than 1% below analyst's initial expectations, the monthly NAPM index of purchasing manager sentiment registered readings below 50 and below expectations, and consumer confidence declined. In addition, the NASDAQ fell more than 32% during the last quarter of the calendar year, slowing demand for U.S. assets and the dollars needed to purchase them. The Fund's underweight to the euro during most of its decline throughout the period and subsequent overweight in December contributed strongly to outperformance.
      The British pound ended the fiscal year weaker versus the U.S. dollar, but did strengthen towards the end of the period. The pound initially fell as wage growth in the U.K. slowed, lessening the need to raise U.K. interest rates. The perception that the U.K. would squander its windfall from the sale of mobile phone licenses on social programs weighed down the currency. The pound's fortunes turned as a tumultuous NASDAQ and Mid-East tensions spurred investors to purchase safe-haven British securities. Economic reports released in the U.K. towards the end of the period also exceeded expectations and helped the pound. The Fund's overweight to the pound early in the period and underweight towards the end of the period dampened returns. Greek bonds rallied during the period as the government's fiscal prudence was rewarded with entry into the European Monetary Union on January 1, 2001. The Fund's overweight to Greece served to boost relative returns.
      After trading in a relatively tight range for most of the period, the Japanese yen weakened considerably during the last two months of the fiscal period. During the beginning of the period, the Bank of Japan bought roughly $5 billion in an effort to weaken the yen, since a weaker yen increases Japanese exporters' foreign earnings in yen terms. The yen did get a reprieve when the Bank of Japan ended its zero interest rate policy and raised overnight rates to 0.25%. However, disappointing economic and business survey reports released towards the end of the year coupled with large announced bankruptcies sapped investor confidence in the country. The dive in the Japanese stock market also dissuaded foreign investment and demand for yen. The Fund's underweight to the yen paid off handsomely when the yen depreciated at the end of the year.
      Japanese bonds ended the period lower due to the hike in overnight interest rates and plans by the Japanese government to increase issuance of short-term debt while reducing its monthly purchases of yen-denominated government securities. An underweight to Japanese bonds enhanced relative returns.

--------------------------------------------------------------------------------





                        SEI VP EMERGING MARKETS DEBT FUND

      OBJECTIVE: The SEI VP Emerging Markets Debt Fund seeks to maximize total return from a portfolio consisting of primarily high yield, below-investment grade fixed income securities from emerging market countries.
      STRATEGY: Structuring and managing the Fund entails a multi-step process. First, an internal assessment of country risk is compared with the market's pricing of country risk to determine relative value opportunities. The output determines which countries are 1) "core" holdings which have the strongest economic/ political/ debt attributes, 2) "trading" countries which present more opportunistic value, and 3) countries "not currently suitable" for investment. Under normal circumstances, the Fund will be diversified across 10-15 countries.
      The next step in the process determines relative value amongst sectors within a country, and security selection within the sectors. The final step incorporates a disciplined sell process through continual risk/reward analysis across, and within, emerging debt countries. US interest-rate risk relative to the benchmark is controlled through the maintenance of a tightly constrained US Treasury duration. Excess return is captured through active management of the sovereign spread component relative to the benchmark.
      ANALYSIS: The Fund posted a 6.56% return from April 5, 2000, the commencement date of the Fund, through December 31, 2000. The benchmark return for that period was unavailable.
      An underweight to and issue selection in Argentina, issue selection in Russia, and an underweight to Turkey positively contributed to performance for the year. The overall longer spread duration of the Fund, issue selection in Columbia and Ecuador, coupled by an overweight to the Ivory Coast and an underweight to Ecuador detracted from return.
      Emerging market debt turned in a stellar year as most emerging countries continued to strengthen their fiscal and economic postures. Both technical and fundamental factors were favorable for emerging markets during the year. The ongoing effort by many emerging countries to reduce their debt servicing profiles through Brady bond buyback plans, such as in Brazil and Venezuela, was a key variable that added to the strength of the market. An improved economic, fiscal, and political environment in many emerging countries led to upgrades in countries such as Brazil, Russia, Mexico, and Ecuador. For the most part, the climb in oil prices was viewed as favorable by investors as oil-exporting countries benefited and were able to increase reserves. Russia, Venezuela, Algeria, and Mexico were among some of the emerging countries that reaped the benefit of escalating oil prices. Russia and Ecuador's successful debt restructurings and debt exchanges made these two countries the top performing countries for the year. Strong investor demand for emerging market debt securities also helped returns. However, not all emerging countries benefited from strong momentum in the market. Political turbulence in countries such as Peru, the Ivory Coast, and the Philippines, year-end concern over the impact of higher oil prices on global inflation, concern over Argentina's economic posture and financing needs, and Turkey's year-end liquidity crisis, all contributed to some market volatility. Emerging market spreads ended the year at 750 basis points (bps), 8 bps wider than the close of 1999. However, spreads reached a low of approximately 635 bps during the year, thus reflecting the strong momentum of the emerging debt market.
      Returns in Argentina continued to lag the overall market as the country did not show promising signs of economic improvement during the year. Political uncertainty and the country's large looming financing needs for the year 2000 also negatively impacted returns. Investors were very quick to shun any positive news from the country. The outlook that deterioration would continue remained present throughout the period, and therefore, the Fund's underweight benefited overall return. In addition, an overweight to less liquid Argentinean bonds and peso-denominated debt, coupled by a bulleted yield curve positioning, enhanced performance.
      Turkey turned in some of the worst performance for the year after a countrywide liquidity crunch caught many investors off-guard in the fourth quarter and drove bond prices down. Concerns arose over the country's banking

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2000

system and overall liquidity posture. As a result of these concerns, investors withdrew significant and excessive funds from the country. In early December, the IMF came to the country's aid with a loan package totaling approximately US $7.5 billion. Turkey will use these funds to implement an economic reform program targeted at restoring the country's banking system and reducing inflation. Given the view that spreads in Turkey did not offer relative value, the Fund maintained a zero allocation to the country and this boosted performance.
      By far, Russia was the best performing country for the period. Improving fundamentals and successful reforms enacted by new President Putin continued to support bond prices and narrower spreads. The surprise resignation of President Boris Yeltsin at the end of 1999, and succession and election of Vladimir Putin removed the uncertainty surrounding the change in political control originally slated to occur in July 2000. The other key event in Russia was the restructuring agreement with the London Club of bank creditors and the country on its defaulted Soviet-era debt. During the year, Russia successfully exchanged its defaulted debt for new global bonds. As a result of the debt restructuring, S&P raised its rating on Russia. High oil prices and Russia's ability to increase reserves and collect revenues also aided the country's returns. The Fund participated in Russia's debt swap, and therefore, the Fund's issue selection in Russia was a large positive contributor to performance for the period.
      The Fund's longer spread duration versus the benchmark did not benefit return as market spreads widened late in the year. Although at the close of the period the Fund still maintained a strategic longer spread duration than the benchmark, the Fund reduced duration through out the period on the outlook that signs of bearish growth in the US may negatively impact certain emerging market countries, and thus add to market volatility.
      Ecuador was also one of the top performing countries for the period. The country completed a debt swap and replaced $6.5 billion in defaulted debt for new government bonds. After the debt exchange, S&P upgraded Ecuador and the new bonds received in the exchange rallied significantly. In addition, Ecuador reached an agreement with Paris Club creditors that will allow Ecuador to delay some US $880 million in debt arrears until April 2001. Ecuador owes the Paris Club US $1.3 billion in capital and overdue interest, after defaulting on repayment in 1996. This rescheduling is expected to allow Ecuador to satisfy its financing requirements for the year 2000. As a result of these favorable events, Ecuador's bonds rallied significantly and sustained momentum. The Fund participated in the debt swap, but an underweight took away from return.
      Colombia's return trailed the market as deteriorating fundamentals and continued uncertainty over the political regime negatively impacted the country's return. During the year, launches by left-winged guerrilla groups against the government, and government restructurings were viewed as unfavorable by investors. In addition, delayed passage of privatizations and pending reforms also weighed down Columbia's return. For the period, the Fund maintained an overweight to Columbia and this dampened return. However, amid continued political uncertainty, and the outlook that political volatility would not ease in the very near-term, the Fund strategically reduced its overweight.
      The Ivory Coast, a country not held by the benchmark, under-performed following the IMF's decision not to grant the country additional monetary aid early in the year and after the country failed to make two timely interest payments. In addition, political unrest added to lackluster return of this country. Given these events, the Fund's overweight did not benefit results.
      Given the outlook that fundamentals will continue to improve for most emerging market debt countries, and that increased demand for emerging market debt will be sustained, the Fund will continue to maintain a slightly longer spread duration and invest in those countries that exhibit the ability and willingness to service their debt.

--------------------------------------------------------------------------------





                                  SEI VP PRIME
                                 OBLIGATION FUND

      ANALYSIS: The fiscal period ended December 31, 2000 was one of a changing economy. The financial markets experienced increased volatility as the Fed attempted to position the economy for a "soft landing." During the first three quarters of the fiscal period, the U.S. economy continued with unsustainable growth resulting in an inflationary climate. In an attempt to dampen this growth, the federal funds rate was increased by 100 basis points by mid-May to 6.50%, where it remained for the rest of 2000. As economic data showed signs of weakness in the fourth quarter of 2000, the Fed shifted from an inflation bias to a weakness bias because of slower job growth, weaker production data, and escalating energy prices. In 2001, financial markets anticipate an easing of the federal funds rate to stimulate the economy.
      Anticipating future moves by the Federal Reserve, Wellington Management Company, LLP, the adviser of the Fund, extended the average weighted maturity of the Fund. Asset growth is attributable to the Funds meeting their objectives of providing safety, liquidity, and yield to shareholders.
      In the upcoming year, Wellington Management Company, LLP, will continue to seek safe investment opportunities that provide the yields our shareholders expect. We thank you for your continued confidence in the SEI Insurance Product Trust, and we look forward to serving your investment needs in the future.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2000

SEI VP LARGE CAP VALUE FUND
--------------------------------------------------------------------------------
                                                    MARKET
DESCRIPTION                           SHARES      VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.0%
AEROSPACE & DEFENSE -- 2.6%
   Boeing                              5,500        $  363
   Litton Industries*                  1,600           126
   United Technologies                 1,200            94
                                                    ------
                                                       583
                                                    ------
AIR TRANSPORTATION -- 1.5%
   AMR*                                3,500           137
   Delta Air Lines                     3,700           186
                                                    ------
                                                       323
                                                    ------
AUTOMOTIVE -- 2.0%
   Delphi Automotive Systems           1,100            12
   Ford Motor                          8,267           194
   General Motors                      3,100           158
   Navistar International*             1,900            50
   Visteon*                            3,488            40
                                                    ------
                                                       454
                                                    ------
BANKS -- 9.9%
   Astoria Financial                   2,800           152
   Bank of America                     5,700           261
   Bank of New York                    1,300            72
   Firstar                             4,300           100
   FleetBoston Financial               6,500           244
   Golden West Financial               2,300           155
   Greenpoint Financial                5,400           221
   National City                       4,800           138
   PNC Financial Services Group        4,100           300
   Union Planters                      3,200           114
   UnionBanCal                         3,600            87
   Washington Mutual                   2,100           111
   Wells Fargo                         4,300           239
                                                    ------
                                                     2,194
                                                    ------
COSMETICS & TOILETRIES -- 2.2%
   Avon Products                       2,700           129
   Colgate-Palmolive                   1,000            65
   Kimberly-Clark                      2,000           141
   Procter & Gamble                    1,900           149
                                                    ------
                                                       484
                                                    ------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 1.8%
   AT&T-Liberty Media Group, Cl A*     3,500            47
   Clear Channel Communications*       1,500            73
   Gannett                             1,700           107
   Infinity Broadcasting, Cl A         2,800            78
   USA Networks*                       4,800            93
                                                    ------
                                                       398
                                                    ------
BUILDING & CONSTRUCTION -- 1.1%
   Centex                              2,400            90
   Fluor*                              1,500            50
   Pulte                               2,500           105
                                                    ------
                                                       245
                                                    ------
BUILDING & CONSTRUCTION SUPPLIES -- 0.1%
   Texas Industries                    1,000        $   30
                                                    ------
CHEMICALS -- 2.4%
   Air Products & Chemicals            2,500           102
   Ashland                             2,200            79
   Eastman Chemical                    3,600           175
   Engelhard                           1,800            37
   Sigma-Aldrich                       3,400           134
                                                    ------
                                                       527
                                                    ------
COAL -- 0.1%
   Massey Energy                       1,500            19
                                                    ------
COMMUNICATIONS EQUIPMENT -- 0.3%
   Harris                              2,100            64
                                                    ------
COMPUTERS & SERVICES -- 3.4%
   3Com*                               2,000            17
   Lexmark International*              1,600            71
   DST Systems*                        1,000            67
   Hewlett Packard                     1,700            54
   International Business Machines     2,500           212
   NCR*                                5,200           255
   Sandisk*                              900            25
   Sungard Data Systems                1,300            61
                                                    ------
                                                       762
                                                    ------
CONTAINERS & PACKAGING -- 0.3%
   Ball                                1,600            74
                                                    ------
DRUGS -- 5.3%
   Abbott Laboratories                 3,400           165
   Bristol-Myers Squibb                2,700           200
   Johnson & Johnson                   3,300           347
   Merck                               4,600           431
   Schering-Plough                       600            34
                                                    ------
                                                     1,177
                                                    ------
ELECTRICAL SERVICES -- 5.4%
   C&D Technologies                    1,300            56
   Constellation Energy Group          1,600            72
   DTE Energy                          2,000            78
   Edison International                8,200           128
   Energy East                         3,800            75
   FPL Group                           1,400           100
   PG&E                                4,900            98
   Pinnacle West Capital               3,800           181
   Public Service Enterprise Group     3,000           146
   Reliant Energy                      3,600           156
   TXU                                 2,600           115
                                                    ------
                                                     1,205
                                                    ------
ELECTRONICS -- 0.2%
   Kemet*                              1,700            26
   Vishay Intertechnology*             1,600            24
                                                    ------
                                                        50
                                                    ------

--------------------------------------------------------------------------------














--------------------------------------------------------------------------------
                                                      MARKET
DESCRIPTION                           SHARES       VALUE (000)
--------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES -- 0.2%
   Republic Services*                  1,900        $   33
                                                    ------
FINANCIAL SERVICES -- 13.1%
   American Express                    2,300           126
   Bear Stearns                        2,600           132
   Citigroup                          13,100           669
   Countrywide Credit Industries       2,900           146
   Fannie Mae                          2,800           243
   Heller Financial, Cl A              2,700            83
   Household International             5,200           286
   JP Morgan                           2,100           348
   Lehman Brothers Holdings            3,500           237
   MBNA                                3,500           129
   Merrill Lynch                       2,000           136
   Metris                                200             5
   Morgan Stanley Dean Witter          3,400           269
   Nova*                               1,900            38
   Providian Financial                 1,000            57
                                                    ------
                                                     2,904
                                                    ------
FOOD, BEVERAGE & TOBACCO -- 5.1%
   Adolph Coors, Cl B                  1,300           104
   Fortune Brands                      2,800            84
   Great Atlantic & Pacific Tea          200             1
   IBP                                 4,200           112
   PepsiCo                             2,600           129
   Philip Morris                       8,700           383
   Quaker Oats                           900            88
   Ralston Purina Group                2,400            63
   RJ Reynolds Tobacco Holdings          600            29
   Ruddick                             2,100            24
   Supervalu                           8,100           112
                                                    ------
                                                     1,129
                                                    ------
GAS/NATURAL GAS -- 0.8%
   Dynegy, Cl A                        1,600            90
   KeySpan                             1,300            55
   Sempra Energy                       1,500            35
                                                    ------
                                                       180
                                                    ------
HOTELS & LODGING -- 0.5%
   Starwood Hotels &
     Resorts Worldwide                 3,200           113
                                                    ------
HOUSEHOLD FURNITURE & FIXTURES -- 0.8%
   Maytag                              2,900            94
   Whirlpool                           1,600            76
                                                    ------
                                                       170
                                                    ------
INSURANCE -- 7.3%

   Allstate                            2,400           105
   AMBAC Financial Group               2,400           140
   American International Group        2,850           281
   CIGNA                               2,500           331
   Hartford Financial Services Group   1,100            78
   Loews                               1,300           135
   Manulife Financial                  2,200            69
   Old Republic International          2,200            70
   PMI Group                           2,300           156
   Radian Group                        1,600           120
   St. Paul                            2,400           130
                                                    ------
                                                     1,615
                                                    ------
MACHINERY -- 2.0%
   Cummins Engine                      1,900            72
   Deere                               1,300            60
   Dover                               1,600            65
   Parker-Hannifin                     1,100            49
   Rockwell International              2,600           124
   Tecumseh Products, Cl A             1,500            63
                                                    ------
                                                       433
                                                    ------
MARINE TRANSPORTATION -- 0.4%
   Royal Caribbean Cruises Ltd.        3,300            87
                                                    ------
MEDICAL PRODUCTS & SERVICES -- 2.4%
   Bausch & Lomb                       1,800            73
   Beckman Coulter                     1,200            50
   Cardinal Health                       500            50
   HCA - Healthcare                    1,700            75
   Tenet Healthcare*                   2,800           124
   UnitedHealth Group                  2,600           160
                                                    ------
                                                       532
                                                    ------
METAL FABRICATE/HARDWARE -- 0.2%
   Timken                              2,400            36
                                                    ------
MISCELLANEOUS MANUFACTURING -- 2.3%
   Cooper Industries                   2,600           119
   FMC*                                1,800           129
   Minnesota Mining &
     Manufacturing                     1,400           169
   Tyco International Ltd.             1,600            89
                                                    ------
                                                       506
                                                    ------
PAPER & PAPER PRODUCTS -- 0.5%
   Boise Cascade                       1,200            40
   Georgia-Pacific Group               2,000            62
                                                    ------
                                                       102
                                                    ------
PETROLEUM & FUEL PRODUCTS -- 9.6%
   Amerada Hess                        2,100           153
   BJ Services*                        1,800           124
   Chevron                             2,400           203
   Devon Energy                          600            37
   Exxon Mobil                         7,700           669
   Noble Drilling*                     1,200            52
   Occidental Petroleum                3,600            87
   Phillips Petroleum                  4,600           262

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2000

SEI VP LARGE CAP VALUE FUND--CONCLUDED
--------------------------------------------------------------------------------
                                                      MARKET
DESCRIPTION                           SHARES       VALUE (000)
--------------------------------------------------------------------------------
   Texaco                              1,700        $  106
   Tosco                               3,800           129
   Ultramar Diamond Shamrock           4,500           139
   USX-Marathon Group                  4,300           119
   Valero Energy                       1,200            45
                                                    ------
                                                     2,125
                                                    ------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 0.4%
   Eastman Kodak                       2,500            98
                                                    ------
PRINTING & PUBLISHING -- 0.6%
   New York Times, Cl A                1,800            72
   RR Donnelley & Sons                 2,000            54
                                                    ------
                                                       126
                                                    ------
RAILROADS -- 0.2%
   Canadian Pacific Ltd.               1,700            49
                                                    ------
RETAIL -- 3.6%
   Brinker International*              1,400            59
   Darden Restaurants                  8,300           190
   Federated Department Stores*        1,300            46
   Kroger*                             2,800            76
   Lowes                                 900            40
   Sears Roebuck                       6,700           233
   Talbots                             1,500            68
   Toys `R' Us*                        3,700            62
   Zale*                               1,200            35
                                                    ------
                                                       809
                                                    ------
SEMI-CONDUCTORS/INSTRUMENTS -- 0.2%
   Fairchild Semiconductor
     International, Cl A*                900            13
   PerkinElmer                           400            42
                                                    ------
                                                        55
                                                    ------
SOFTWARE -- 0.2%
   Symantec*                           1,200            40
                                                    ------
STEEL & STEEL WORKS -- 0.1%
   Allegheny Technologies              1,600            25
                                                    ------
TELEPHONES & TELECOMMUNICATION -- 7.1%
   AT&T                                5,900           102
   BellSouth                           6,400           262
   Qwest Communications
     International*                    5,501           226
   SBC Communications                  9,700           463
   Sprint(FON Group)                   2,000            41
   Telephone & Data Systems              900            81
   Verizon Communications*             8,090           406
                                                    ------
                                                     1,581
                                                    ------

--------------------------------------------------------------------------------
                                   SHARES/FACE        MARKET
DESCRIPTION                        AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
TRUCKING -- 0.5%
   United Parcel Service, Cl B         1,100        $   65
   Yellow*                             2,700            55
                                                    ------
                                                       120
                                                    ------
WHOLESALE -- 0.3%
   Sysco                               2,000            60
                                                    ------
Total Common Stocks
   (Cost $19,508)                                   21,517
                                                    ------
REPURCHASE AGREEMENT -- 3.4%
   Morgan Stanley Dean Witter 6.250%,
     dated 12/29/00, matures 01/02/01,
     repurchase price $748,223
     (collateralized by U.S. Treasury
     obligations, par value $759,793,
     6.125%, 01/02/01, total market
     value $784,894)                    $748           748
                                                   -------
Total Repurchase Agreement
   (Cost $748)                                         748
                                                   -------
MONEY MARKET -- 0.2%
   Evergreen Select Money
     Market, Cl I                     39,678            40
                                                   -------
Total Money Market
   (Cost $40)                                           40
                                                   -------
Total Investments--100.6%
   (Cost $20,296)                                   22,305
                                                   -------
OTHER ASSETS AND LIABILITIES, NET -- (0.6%)           (135)
                                                   -------
NET ASSETS:
Portfolio Shares (unlimited
   authorization -- no par value)
   based on 2,049,456 outstanding
   shares of beneficial interest                    20,656
Accumulated net realized loss
   on investments                                     (495)
Net unrealized appreciation
   on investments                                    2,009
                                                   -------
Total Net Assets--100.0%                           $22,170
                                                   =======
Net Asset Value, Offering and
   Redemption Price Per Share                       $10.82
                                                   =======
*NON-INCOME PRODUCING SECURITY

CL -- CLASS

LTD. -- LIMITED

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------






SEI VP LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------
                                                      MARKET
DESCRIPTION                           SHARES       VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.5%
BANKS -- 1.3%
   Bank One                            1,550       $    57
   Chase Manhattan*                    3,500           159
                                                   -------
                                                       216
                                                   -------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 5.2%
   AT&T-Liberty Media Group, Cl A*    20,500           278
   Time Warner                         8,450           441
   Viacom, Cl B*                       3,825           179
                                                   -------
                                                       898
                                                   -------
COMMUNICATIONS EQUIPMENT -- 7.6%
   CIENA*                              2,375           193
   Corning                             5,275           279
   JDS Uniphase*                       1,550            65
   Juniper Networks*                   1,125           142
   Nokia ADR                           9,950           433
   Nortel Networks                     4,025           129
   Sycamore Networks*                  2,100            78
                                                   -------
                                                     1,319
                                                   -------
COMPUTERS & SERVICES -- 13.5%
   Brocade Communications Systems*       850            78
   Cisco Systems*                     24,375           932
   Dell Computer*                      4,300            75
   EMC*                                7,025           467
   Extreme Networks*                   1,750            68
   McData, CL B*                         500            27
   Network Appliance*                  1,275            82
   Sun Microsystems*                  12,000           334
   VeriSign*                             450            33
   Veritas Software*                   2,650           232
                                                   -------
                                                     2,328
                                                   -------
DRUGS -- 13.2%
   Alza*                               3,425           146
   Elan, ADR*                          2,425           114
   Pfizer                             23,287         1,071
   Pharmacia                           7,575           462
   Schering-Plough                     5,450           309
   Teva Pharmaceutical ADR             1,575           115
   Vertex Pharmaceuticals*               800            57
                                                   -------
                                                     2,274
                                                   -------
ELECTRICAL SERVICES -- 2.3%
   AES                                 4,600           255
   Calpine*                            1,950            88
   Southern Energy*                    2,175            62
                                                   -------
                                                       405
                                                   -------
ELECTRONICS -- 2.3%
   SCI Systems                         1,625            43
   Solectron                          10,300           349
                                                   -------
                                                       392
                                                   -------
ENTERTAINMENT -- 0.2%
   Metro-Goldwyn-Mayer*                2,000            33
                                                   -------
FINANCIAL SERVICES -- 9.2%
   Citigroup                          10,000           511
   Freddie Mac                         1,000            69
   Goldman Sachs Group                 1,475           158
   MBNA                                7,500           277
   Morgan Stanley Dean Witter          6,175           489
   Stilwell Financial                  2,225            88
                                                   -------
                                                     1,592
                                                   -------
GAS/NATURAL GAS -- 1.2%
   Dynegy, Cl A                        1,770            99
   Enron                               1,225           102
                                                   -------
                                                       201
                                                   -------
INSURANCE -- 1.8%
   American International Group        3,200           315
                                                   -------
MEDICAL/BIOMEDICAL -- 2.8%
   Human Genome Sciences*              1,200            83
   Idec Pharmaceuticals                  650           123
   Immunex                             4,125           168
   Millennium Pharmaceuticals*         1,650           102
                                                   -------
                                                       476
                                                   -------
MEDICAL PRODUCTS & SERVICES -- 1.5%
   Allergan                            1,725           167
   Medtronic                           1,100            66
   Tenet Healthcare*                     750            33
                                                   -------
                                                       266
                                                   -------
MISCELLANEOUS MANUFACTURING -- 7.5%
   General Electric                   13,925           668
   Honeywell International             2,200           104
   Tyco International Ltd.             9,300           516
                                                   -------
                                                     1,288
                                                   -------
PETROLEUM & FUEL PRODUCTS -- 1.5%
   BP Amoco PLC ADR                      500            24
   Global Marine*                      5,300           150
   Noble Drilling*                     1,900            83
                                                   -------
                                                       257
                                                   -------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2000

SEI VP LARGE CAP GROWTH FUND--CONCLUDED
--------------------------------------------------------------------------------
                                                      MARKET
DESCRIPTION                           SHARES        VALUE (000)
--------------------------------------------------------------------------------
RETAIL -- 7.3%
   CVS                                 1,975           118
   Dollar Tree Stores*                 3,000            73
   Home Depot                          5,100           233
   Kohl's*                             8,000           488
   Lowes                               1,725            77
   Safeway*                            2,500           156
   Wal-Mart Stores                     2,250           120
                                                   -------
                                                     1,265
                                                   -------
SEMI-CONDUCTORS/INSTRUMENTS -- 9.3%
   Altera*                            10,850           285
   Analog Devices*                     1,775            91
   Applied Materials*                  1,250            48
   Applied Micro Circuits*             2,050           154
   Cree*                               1,300            46
   Flextronics International Ltd.*     5,250           150
   Intel                               7,595           228
   Micron Technology*                  7,200           256
   PMC-Sierra*                         1,620           127
   Qlogic*                             1,475           114
   SDL*                                  275            41
   Transwitch*                         1,525            60
                                                   -------
                                                     1,600
                                                   -------
SOFTWARE -- 6.9%
   Adobe Systems                       2,850           166
   America Online*                     2,200            77
   Ariba*                              1,550            83
   BEA Systems*                        1,375            93
   Foundry Networks*                   2,570            39
   I2 Technologies*                      800            43
   Interwoven*                           750            49
   Mercury Interactive*                1,500           135
   Microsoft*                          2,200            95
   Oracle*                             7,500           218
   Rational Software*                  1,825            71
   Siebel Systems*                     1,025            69
   Yahoo*                              1,550            47
                                                   -------
                                                     1,185
                                                   -------
TELEPHONES & TELECOMMUNICATION -- 2.9%
   Amdocs Ltd.*                        2,600           172
   AT&T Wireless Group*               11,400           197
   Time Warner Telecom, Cl A*          1,200            76
   Vodafone Group PLC ADR              1,440            52
                                                   -------
                                                       497
                                                   -------
Total Common Stocks
   (Cost $19,647)                                   16,807
                                                   -------

--------------------------------------------------------------------------------
                                   SHARES/FACE        MARKET
DESCRIPTION                        AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 0.6%
   Ford Motor Credit
     6.250%, 01/02/01               $    100       $   100
                                                   -------
Total Commercial Paper
   (Cost $100)                                         100
                                                   -------
MONEY MARKET -- 2.2%
   Evergreen Select Money
     Market, Cl I                    379,363           379
                                                   -------
Total Money Market
   (Cost $379)                                         379
                                                   -------
REPURCHASE AGREEMENT -- 1.2%
   Morgan Stanley Dean Witter 6.250%,
     dated 12/29/00, matures
     01/02/01, repurchase price
     $198,661 (collateralized by U.S.
     Treasury obligations, par value
     $201,733, 6.125%, 01/02/01,
     total market
     value $208,398)                     199           199
                                                   -------
Total Repurchase Agreement
   (Cost $199)                                         199
                                                   -------
Total Investments--101.5%
   (Cost $20,325)                                   17,485
                                                   -------
OTHER ASSETS AND LIABILITIES, NET -- (1.5%)           (249)
                                                   -------
NET ASSETS:
Portfolio Shares (unlimited
   authorization -- no par value)
   based on 2,303,765 outstanding
   shares of beneficial interest                    22,192
Accumulated net realized loss
   on investments                                   (2,116)
Net unrealized depreciation
   on investments                                   (2,840)
                                                   -------
Total Net Assets--100.0%                           $17,236
                                                   =======
Net Asset Value, Offering and
   Redemption Price Per Share                        $7.48
                                                   =======
*NON-INCOME PRODUCING SECURITY

ADR -- AMERICAN DEPOSITARY RECEIPT

CL -- CLASS

LTD. -- LIMITED

PLC -- PUBLIC LIMITED COMPANY

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------






SEI VP SMALL CAP VALUE FUND
--------------------------------------------------------------------------------
                                                      MARKET
DESCRIPTION                            SHARES      VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 96.8%
AEROSPACE & DEFENSE -- 1.4%
   Alliant Techsystems*                1,200            80
   Esterline Technologies*             2,000            52
   Kaman, Cl A                         1,100            19
                                                   -------
                                                       151
                                                   -------
AIR TRANSPORTATION -- 0.3%
   America West Holdings, Cl B*        2,800            36
                                                   -------
APPAREL/TEXTILES -- 0.5%
   Phillips-Van Heusen                 2,000            26
   Springs Industries, Cl A              800            26
                                                   -------
                                                        52
                                                   -------
AUDIO/VIDEO -- 0.7%
   Harman International Industries     2,000            73
                                                   -------
AUTOMOTIVE -- 0.9%
   ArvinMeritor                        5,000            57
   Harsco                              1,700            42
                                                   -------
                                                        99
                                                   -------
BANKS -- 8.9%
   Andover Bancorp                       900            31
   Bank United, Cl A                   1,700           116
   Commercial Federal                  6,100           119
   Dime Bancorp                        1,000            30
   Downey Financial                    1,800            99
   Firstfed Financial                  2,700            87
   Flagstar Bancorp                    2,600            65
   Hamilton Bancorp*                   1,200            11
   OceanFirst Financial                3,700            91
   Pacific Century Financial           7,800           138
   Richmond County Financial           1,100            29
   Staten Island Bancorp               2,900            62
   Washington Federal                  2,100            60
                                                   -------
                                                       938
                                                   -------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 2.7%
   Advo*                                 500            22
   Hollinger International             7,450           118
   True North Communications           3,350           142
                                                   -------
                                                       282
                                                   -------
BUILDING & CONSTRUCTION -- 3.7%
   Centex                              1,000            38
   MDC Holdings                        2,600            86
   National R.V. Holdings              2,815            33
   NVR*                                  200            25
   Ryland Group                        2,400            98
   Standard-Pacific                    2,600            61
   Winnebago Industries                2,400            42
                                                   -------
                                                       383
                                                   -------
BUILDING & CONSTRUCTION SUPPLIES -- 3.4%
   Johns Manville                      1,100            14
   Nortek*                             1,400            33
   Rayonier                            3,715           148
   Texas Industries                    3,005            90
   York International                  2,200            67
                                                   -------
                                                       352
                                                   -------
CHEMICALS -- 5.7%
   Albemarle                           2,600            64
   Cytec Industries*                   6,100           244
   Ethyl                               5,600             8
   Millennium Chemicals                8,875           161
   Olin                                3,300            73
   PolyOne                             3,200            19
   Wellman                             1,800            25
                                                   -------
                                                       594
                                                   -------
COLLECTIBLES -- 0.3%
   Topps*                              3,600            33
                                                   -------
COMMERCIAL SERVICES -- 0.5%
   Insurance Auto Auctions*            3,975            48
                                                   -------
COMMUNICATIONS EQUIPMENT -- 0.5%
   Davox*                              5,025            49
                                                   -------
COMPUTERS & SERVICES -- 3.0%
   Avant*                              3,000            55
   Bell & Howell*                      3,325            55
   Brady, Cl A                         4,200           142
   Iomega*                            10,700            36
   Mentor Graphics*                    1,100            30
                                                   -------
                                                       318
                                                   -------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2000

SEI VP SMALL CAP VALUE FUND--CONTINUED
--------------------------------------------------------------------------------
                                                      MARKET
DESCRIPTION                           SHARES        VALUE (000)
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING -- 0.3%
   Longview Fibre                      1,900       $    26
                                                   -------
DRUGS -- 1.8%
   Alpharma, Cl A                      1,300            57
   Perrigo*                           16,025           133
                                                   -------
                                                       190
                                                   -------
ELECTRICAL SERVICES -- 3.5%
   Cleco                               1,500            82
   El Paso Electric*                   4,500            59
   Public Service of New Mexico        3,100            83
   RGS Energy Group                    2,300            75
   UIL Holdings                        1,000            50
   WPS Resources                         500            18
                                                   -------
                                                       367
                                                   -------
FINANCIAL SERVICES -- 3.0%
   Doral Financial                     2,700            65
   John Nuveen, Cl A                   1,060            61
   Metris                              1,050            28
   Waddell & Reed Financial, Cl A      4,350           164
                                                   -------
                                                       318
                                                   -------
FOOD, BEVERAGE & TOBACCO -- 3.1%
   Adolph Coors, Cl B                    400            32
   Fleming                             3,600            42
   Pilgrim's Pride, Cl A                 300             2
   Pilgrim's Pride, Cl B               1,500            12
   Ralcorp Holdings*                   6,890           113
   Schweitzer-Maudit International       500            10
   Suiza Foods*                        1,000            48
   Universal                           1,900            66
                                                   -------
                                                       325
                                                   -------
GAS/NATURAL GAS -- 4.1%
   Cascade Natural Gas                 1,200            23
   Oneok                               1,800            87
   Peoples Energy                      3,060           137
   Piedmont Natural Gas                3,275           125
   UGI                                 2,300            58
                                                   -------
                                                       430
                                                   -------
HAND/MACHINE TOOLS -- 0.4%
   Lincoln Electric Holdings           2,300            45
                                                   -------
HOTELS & LODGING -- 2.1%
   Aztar*                              3,900            50
   Gaylord Entertainment*              5,825           122
   Prime Hospitality*                  4,400            51
                                                   -------
                                                       223
                                                   -------
HOUSEHOLD FURNITURE & FIXTURES -- 0.5%
   Kimball International, Cl B         1,600            23
   Salton*                             1,300            27
                                                   -------
                                                        50
                                                   -------
INSURANCE -- 6.6%
   Alleghany*                            395            81
   AmerUs Group                        1,900            61
   CNA Surety                          1,300            18
   Commerce Group                      1,700            46
   Delphi Financial Group, Cl A*         900            35
   EW Blanch Holdings                  7,635           133
   FBL Financial Group, Cl A           1,660            29
   Landamerica Financial Group         1,400            57
   Leucadia National                   2,100            74
   Presidential Life                   1,900            28
   Stewart Information Services*       3,225            72
   White Mountains
     Insurance Group                     190            61
                                                   -------
                                                       695
                                                   -------
LEASING & RENTING -- 1.3%
   Rent-A-Center*                      1,800            62
   Ryder System                        1,600            27
   Xtra*                               1,000            48
                                                   -------
                                                       137
                                                   -------
LEISURE PRODUCTS -- 0.4%
   Arctic Cat                          3,500            41
                                                   -------
MACHINERY -- 3.0%
   Briggs & Stratton                   1,200            53
   Donaldson                           4,500           125
   Gehl*                                 600             8
   Imation*                            1,800            28
   JLG Industries                      3,700            39
   Magnetek*                           4,600            60
                                                   -------
                                                       313
                                                   -------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                      MARKET
DESCRIPTION                           SHARES        VALUE (000)
--------------------------------------------------------------------------------
MARINE TRANSPORTATION -- 0.5%
   Alexander & Baldwin                 2,000       $    52
                                                   -------
MEDICAL PRODUCTS & SERVICES -- 4.2%
   Arrow International                 2,025            76
   Diagnostic Products                 1,800            98
   Edwards Lifesciences*               6,975           124
   Haemonetics*                        1,880            58
   Mentor                              3,750            73
   Sola International*                 2,800            12
                                                   -------
                                                       441
                                                   -------
METAL FABRICATE/HARDWARE -- 0.6%
   Amcast Industrial                   2,100            21
   Commercial Metals                   1,400            31
   Quanex                                600            12
                                                   -------
                                                        64
                                                   -------
MISCELLANEOUS MANUFACTURING -- 7.1%
   AO Smith                            1,400            24
   Barnes Group                        2,000            40
   Crane                               5,525           157
   ESCO Technologies                   2,400            50
   National Service Industries         2,000            51
   NCH                                   600            23
   Pittston Services                  11,550           230
   SPS Technologies*                   1,300            71
   Tredegar                            5,775           101
                                                   -------
                                                       747
                                                   -------
OFFICE SUPPLIES -- 1.3%
   Standard Register                     800            11
   Wallace Computer Services           7,625           130
                                                   -------
                                                       141
                                                   -------
PAPER & PAPER PRODUCTS -- 0.4%
   Louisiana-Pacific                   3,000            30
   Rock-Tenn, Cl A                     2,100            16
                                                   -------
                                                        46
                                                   -------
PETROLEUM & FUEL PRODUCTS -- 4.5%
   Core Laboratories*                  3,000            82
   Giant Industries*                   1,500            11
   Patina Oil & Gas                    4,000            96
   Swift Energy*                       1,800            68
   Valero Energy                       1,800            67
   Varco International*                5,400           117
   Vintage Petroleum                   1,500            32
                                                   -------
                                                       473
                                                   -------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 0.1%
   Polaroid                            2,200            13
                                                   -------
PRINTING & PUBLISHING -- 1.5%
   Banta                               2,500            64
   Bowne                               8,450            89
                                                   -------
                                                       153
                                                   -------
PROFESSIONAL SERVICES -- 0.4%
   CDI*                                1,600            23
   US Oncology*                        2,900            18
                                                   -------
                                                        41
                                                   -------
REAL ESTATE INVESTMENT TRUSTS -- 2.1%
   BRE Properties, Cl A                3,400           108
   First Industrial Realty Trust       3,440           117
                                                   -------
                                                       225
                                                   -------
RETAIL -- 3.2%
   Bob Evans Farms                     1,100            23
   Brown Shoe                          3,500            45
   Cato, Cl A                          3,600            49
   Dress Barn*                         1,800            52
   Haverty Furniture                   1,300            13
   Rare Hospitality International*     2,400            54
   Ryan's Family Steak Houses*         5,100            48
   Valuevision International, Cl A*    3,925            50
                                                   -------
                                                       334
                                                   -------
RUBBER-TIRES -- 0.2%
   Cooper Tire & Rubber                1,800            19
                                                   -------
SOFTWARE -- 0.7%
   Digi International*                 1,800            11
   Progress Software*                  4,525            65
                                                   -------
                                                        76
                                                   -------
STEEL & STEEL WORKS -- 0.4%
   AK Steel Holding                    4,200            37
                                                   -------
TELEPHONE -- 1.2%
   Microcell Telecommunications*       6,850           130
                                                   -------
TRAVEL SERVICES -- 1.6%
   Galileo International               8,300           166
                                                   -------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2000

SEI VP SMALL CAP VALUE FUND--CONCLUDED
--------------------------------------------------------------------------------
                                   SHARES/ FACE    MARKET
DESCRIPTION                        AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
TRUCKING -- 2.6%
   Arkansas Best*                      2,900       $    53
   Arnold Industries                   6,200           112
   Roadway Express                     1,900            40
   USFreightways                       1,400            42
   Yellow*                             1,000            20
                                                   -------
                                                       267
                                                   -------
WHOLESALE -- 1.6%
   Handleman*                          3,800            28
   Owens & Minor                       7,800           138
                                                   -------
                                                       166
                                                   -------
Total Common Stocks
   (Cost $8,870)                                    10,159
                                                   -------
REPURCHASE AGREEMENT -- 1.8%
   Morgan Stanley Dean Witter 6.250%,
     dated 12/29/00, matures
     01/02/01, repurchase price
     $193,867 (collateralized by U.S.
     Treasury obligations, par value
     $196,864, 6.125%, 01/02/01,
     total market
     value $203,368)                    $194           194
                                                   -------
Total Repurchase Agreement
   (Cost $194)                                         194
                                                   -------
MONEY MARKET -- 1.6%
   Evergreen Select Money
     Market, Cl I                    162,876           163
                                                   -------
Total Money Market
   (Cost $163)                                         163
                                                   -------
Total Investments--100.2%
   (Cost $9,227)                                    10,516
                                                   -------
OTHER ASSETS AND LIABILITIES, NET--(0.2%)              (18)
                                                   -------
NET ASSETS:
Portfolio Shares (unlimited
   authorization -- no par value)
   based on 887,243 outstanding
   shares of beneficial interest                   $ 8,968
Accumulated net realized gain
   on investments                                      241
Net unrealized appreciation
   on investments                                    1,289
                                                   -------
Total Net Assets--100.0%                           $10,498
                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share                                  $11.83
                                                   =======
*NON-INCOME PRODUCING SECURITY

CL -- CLASS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------





SEI VP SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                           SHARES    VALUE (000))
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.3%
AIR TRANSPORTATION -- 1.2%
   Frontier Airlines*                  1,700       $    53
   Skywest                             1,700            49
                                                   -------
                                                       102
                                                   -------
BANKS -- 1.3%
   East-West Bancorp                   1,300            32
   Greater Bay Bancorp                 1,900            78
                                                   -------
                                                       110
                                                   -------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 1.0%
   Getty Images*                       1,700            54
   Paxson Communications*              2,100            25
   Pegasus Communications*               400            10
                                                   -------
                                                        89
                                                   -------
BUILDING & CONSTRUCTION -- 3.8%
   Centex                              3,000           113
   Lennar                              3,100           112
   Toll Brothers*                      2,500           102
                                                   -------
                                                       327
                                                   -------
COMMERCIAL SERVICES -- 2.2%
   Click Commerce*                     2,000            42
   F.Y.I.*                             1,500            55
   Hotjobs.com Ltd.*                   2,700            31
   Niku*                               2,300            17
   Wireless Facilities*                1,200            44
                                                   -------
                                                       189
                                                   -------
COMMUNICATIONS EQUIPMENT -- 1.3%
   Avistar Communications*             3,500            16
   Efficient Networks*                   900            13
   Integrated Telecom Express*         1,600             8
   MCK Communications*                 1,700            14
   SBA Communications*                 1,000            41
   WJ Communications*                  1,300            19
                                                   -------
                                                       111
                                                   -------
COMPUTERS & SERVICES -- 8.0%
   AremisSoft*                         1,300            55
   Aspen Technology*                   1,400            47
   Avocent*                            3,399            92
   Carreker*                           2,900           101
   Concurrent Computer*                2,600            14
   Lantronix*                          4,500            29
   Mentor Graphics*                    7,800           214
   Netegrity*                            900            49
   SafeNet*                            1,200            56
   Silicon Storage Technology*         3,600            43
                                                   -------
                                                       700
                                                   -------
DRUGS -- 8.4%
   Accredo Health*                       600            30
   Alkermes*                           1,200            38
   Cephalon*                           2,100           133
   Cubist Pharmaceuticals*             2,600            75
   First Horizon Pharmaceutical*       3,200            98
   Medicines*                          2,500            51
   Medicis Pharmaceutical, Cl A*       1,200            71
   Neurocrine Biosciences*             1,100            36
   Pozen*                              3,900            71
   SICOR                               9,000           130
                                                   -------
                                                       733
                                                   -------
ELECTRICAL COMPONENTS & EQUIPMENT -- 1.0%
   American Superconductor*              800            23
   Artesyn Technologies*               2,200            35
   Cymer*                              1,000            26
                                                   -------
                                                        84
                                                   -------
ELECTRICAL SERVICES -- 1.0%
   Idacorp                             1,800            88
                                                   -------
ENVIRONMENTAL SERVICES -- 0.3%
   Stericycle*                           600            23
                                                   -------
FINANCIAL SERVICES -- 3.6%
   Affiliated Managers Group*            600            33
   AmeriCredit*                        4,000           109
   Metris                              1,200            32
   NCO Group*                          1,300            39
   Waddell & Reed Financial, Cl A      2,700           102
                                                   -------
                                                       315
                                                   -------
FOOD, BEVERAGE & TOBACCO -- 0.2%
   Wild Oates Markets*                 4,400            19
                                                   -------
HOTELS & LODGING -- 0.5%
   Aztar*                              3,400            44
                                                   -------
INSURANCE -- 1.8%
   Everest Re Group Ltd.               1,500           107
   Mony Group                          1,100            54
                                                   -------
                                                       161
                                                   -------
LEISURE PRODUCTS -- 2.0%
   Direct Focus*                       2,000            67
   Reebok International Ltd.           2,400            66
   Shuffle Master*                     2,700            43
                                                   -------
                                                       176
                                                   -------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2000

SEI VP SMALL CAP GROWTH FUND--CONCLUDED
--------------------------------------------------------------------------------
                                                     MARKET
DESCRIPTION                           SHARES       VALUE (000)
--------------------------------------------------------------------------------
MARINE TRANSPORTATION -- 1.3%
   Horizon Offshore*                   5,800       $   115
                                                   -------
 MEDICAL/BIOMEDICAL -- 3.7%
   Cell Therapeutics*                  2,300           104
   Genzyme Transgenics*                2,600            37
   Invitrogen*                         1,900           164
   LynxTherapeutics*                   2,200            20
                                                   -------
                                                       325
                                                   -------
MEDICAL PRODUCTS & SERVICES -- 15.6%
   Albany Molecular Research*          1,800           111
   American Medical Systems
     Holdings*                         1,800            29
   Apria Healthcare Group*             3,700           110
   Coventry Health Care*               2,000            53
   DaVita*                             5,300            91
   Humana                              5,800            88
   Impath*                             1,400            93
   Insmed*                             3,800            13
   LifePoint Hospitals*                3,000           150
   Neopharm*                           1,900            72
   Oakley*                             5,300            72
   Oxford Health Plans*                3,600           142
   Pharmaceutical Product
     Development*                      1,700            84
   Pharmacyclics*                      1,200            41
   PolyMedica*                         1,400            47
   RehabCare Group*                      500            26
   Tanox*                              1,300            51
   Varian Medical Systems              1,200            82
                                                   -------
                                                     1,355
                                                   -------
STEEL & STEEL WORKS -- 3.4%
   Maverick Tube*                      5,100           115
   Shaw Group*                         3,600           180
                                                   -------
                                                       295
                                                   -------
PETROLEUM & FUEL PRODUCTS -- 13.4%
   Barrett Resources*                    500            28
   Cabot Oil & Gas, Cl A                 400            12
   CAL Dive International*             1,700            45
   Cross Timbers Oil                   2,500            69
   Hydril*                               400             7
   Key Energy Services*                5,100            53
   Louis Dreyfus Natural Gas*          1,100            50
   Marine Drilling*                    3,000            80
   National-Oilwell*                   3,500           135
   Newfield Exploration*               1,500            71
   Patterson Energy*                   4,900           183
   Precision Drilling*                 2,900           109
   UTI Energy*                         3,900           128
   Valero Energy                       3,400           126
   Vintage Petroleum                   3,400            73
                                                   -------
                                                     1,169
                                                   -------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 0.3%
   Concord Camera*                     1,600            26
                                                   -------
 PROFESSIONAL SERVICES -- 1.6%
   Career Education*                   1,100            43
   Educational Management*             2,700            97
                                                   -------
                                                       140
                                                   -------
RETAIL -- 9.1%
   American Eagle Outfitters*          1,800            76
   Bebe Stores *                         700            15
   CBRL Group                          1,300            24
   Cheesecake Factory*                 2,550            98
   Children's Place*                   3,500            71
   Duane Reade*                        1,900            58
   Factory 2-U Stores*                 1,100            36
   Genesco*                            1,800            44
   HOT Topic*                          4,800            79
   Kenneth Cole Productions, Cl A*     1,500            60
   Pacific Sunwear of California*      2,300            59
   Stein Mart*                         1,300            15
   Talbots                             2,200           100
   Tweeter Home Entertainment
     Group*                            4,700            57
                                                   -------
                                                       792
                                                   -------
RETIREMENT/AGED CARE -- 1.1%
   Sunrise Assisted Living*            3,800            95
                                                   -------
 SEMI-CONDUCTORS/INSTRUMENTS -- 4.9%
   Celeritek*                          1,100            42
   Entegris*                           2,900            22
   Fairchild Semiconductor
     International, Cl A*              2,000            29
   LTX*                                1,900            25
   Optical Communication Products*       600             7
   Photronics Labs*                    2,200            52
   Rudolph Technologies*               1,200            36
   Silicon Valley Group*               3,200            92
   Stratos Lightwave*                  1,700            29
   Triquint Semiconductor*             1,000            44
   Virata*                             2,300            25
   Xicor*                              2,700             9
   Zoran*                              1,000            16
                                                   -------
                                                       428
                                                   -------

--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
                                                    MARKET
DESCRIPTION                           SHARES      VALUE (000)
--------------------------------------------------------------------------------
SOFTWARE -- 5.3%
   Cerner*                               900       $    42
   Digimarc*                           1,700            28
   Embarcadero Technologies*             700            32
   EXE Technologies*                   2,200            29
   Informatica*                        1,000            40
   Intranet Solutions*                 1,600            82
   Matrixone*                          2,200            40
   NETIQ*                                600            52
   Peregrine Systems*                  1,500            30
   Retek*                              1,200            29
   THQ*                                1,600            39
   Versata*                            1,700            15
                                                   -------
                                                       458
                                                   -------
TELEPHONES & TELECOMMUNICATION -- 0.2%
   Z-Tel Technologies*                 3,000            16
                                                   -------
TRUCKING -- 0.3%
   Forward Air*                          600            22
                                                   -------
WHOLESALE -- 0.5%
   United Stationers                   1,700            41
                                                   -------
Total Common Stocks
   (Cost $8,069)                                     8,548
                                                   -------
WARRANT -- 0.0%
   Endo Pharmaceuticals Holdings*
     expires 12/31/02                  1,500            --
                                                   -------
Total Warrant
   (Cost $5)                                            --
                                                   -------
MONEY MARKETS -- 2.2%
   Evergreen Money Market
     Trust, Cl Y
     6.210%                           61,411            61
   Evergreen Select Money
     Market, Cl I
     6.550%                          127,837           128
                                                   -------
Total Money Markets
   (Cost $189)                                         189
                                                   -------

--------------------------------------------------------------------------------
                                       FACE           MARKET
                                   AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 0.2%
   Morgan Stanley Dean Witter 6.250%,
     dated 12/29/00, matures
     01/02/01, repurchase price
     $21,495 (collateralized by U.S.
     Treasury obligations, par value
     $21,828, 6.125%, 01/02/01, total
     market value $22,549)               $21       $    21
                                                   -------
Total Repurchase Agreement
   (Cost $21)                                           21
                                                   -------
Total Investments--100.7%
   (Cost $8,284)                                     8,758
                                                   -------
OTHER ASSETS AND LIABILITIES, NET -- (0.7%)            (59)
                                                   -------
NET ASSETS:
Portfolio Shares (unlimited
   authorization -- no par value)
   based on 903,660 outstanding
   shares of beneficial interest                     9,015
Accumulated net realized loss
   on investments                                     (790)
Net unrealized appreciation
   on investments                                      474
                                                   -------
Total Net Assets--100.0%                           $ 8,699
                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share                                   $9.63
                                                   =======
*NON-INCOME PRODUCING SECURITY

CL -- CLASS

LTD. -- LIMITED

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2000

SEI VP INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
                                                    MARKET
DESCRIPTION                          SHARES       VALUE (000)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS -- 95.2%
AUSTRALIA -- 1.4%
   Australia & New Zealand
     Banking Group Ltd.                4,000       $    32
   Broken Hill Proprietary             6,300            66
   Cable & Wireless Optus Ltd.*        6,560            14
   News Ltd.                           1,800            14
   OneSteel Ltd.*                      1,310             1
   Westpac Banking                     3,413            25
   WMC Ltd.                            7,900            34
                                                   -------
                                                       186
                                                   -------
BRAZIL -- 0.8%
   Embratel Participacoes ADR          6,436           101
                                                   -------
CANADA -- 2.5%
   Abitibi-Consolidated                1,700            16
   Alcan Aluminum Ltd.                 1,000            34
   ATI Technologies*                   2,800            16
   Bombardier, Cl B                    3,600            55
   Magna International, Cl A           1,000            42
   Mitel*                                600             5
   Nortel Networks                     3,069            99
   Thomson                             1,300            49
   Toronto Dominion Bank                 500            14
                                                   -------
                                                       330
                                                   -------
DENMARK -- 0.2%
   Aixtron*                              200            22
                                                   -------
FINLAND -- 1.8%
   Nokia                               4,870           217
   UPM-Kymmene                           500            17
                                                   -------
                                                       234
                                                   -------
FRANCE -- 9.8%
   Accor                                 400            17
   Aventis                             4,249           373
   Bouygues                            1,800            82
   Christian Dior                        400            19
   Compagnie de Saint Gobain             100            16
   Groupe Danone                         200            30
   LVMH Moet-Hennessy Louis Vuitton      600            40
   Michelin (C.G.D.E.), Cl B             700            25
   Pechiney, Cl A                      1,000            46
   Peugeot                               100            23
   Sanofi-Synthelabo                   1,600           107
   Societe BIC                           700            27
   Societe Television Francaise 1      1,200            65
   STMicroelectronics                  1,300            57
   TotalFinaElf                        1,360           202
   Vivendi Universal                   2,094           138
                                                   -------
                                                     1,267
                                                   -------
GERMANY -- 6.2%
   Allianz ADR                           418           157
   Bayerische Motoren Werke              900            29
   DaimlerChrysler                       800            34
   Deutsche Telekom                      600            18
   Dresdner Bank                         500            22
   Epcos*                                400            35
   Infineon Technologies*              1,800            67
   Infineon Technologies ADR             100             4
   Intershop Communications              500            16
   Metro                               1,500            69
   Muenchener Rueckversicherungs         303           108
   Siemens                               400            52
   Veba                                3,072           187
                                                   -------
                                                       798
                                                   -------
GREECE -- 0.1%
   Hellenic Bottling*                  1,000            16
                                                   -------
HONG KONG -- 4.4%
   Cheung Kong (Holdings)              5,000            64
   China Mobile Ltd.*                 25,670           140
   China Unicom*                      60,000            92
   Hutchison Whampoa                   4,400            55
   Johnson Electric Holdings          17,000            26
   Li & Fung Ltd.                      6,000            11
   MTR*                               11,000            19
   Shangri-La Asia Ltd.               16,000            17
   Sun Hung Kai Properties Ltd.       15,000           149
                                                   -------
                                                       573
                                                   -------
IRELAND -- 0.6%
   Allied Irish Banks                  2,600            30
   CRH                                 2,400            45
                                                   -------
                                                        75
                                                   -------
ITALY -- 5.7%
   Assicurazioni Generali*             1,200            48
   Banca Nazionale Del Lavoro*        35,773           110
   ENI*                               39,495           252
   Mediaset*                          11,325           135
   Olivetti*                           9,600            23
   Tecnost*                           12,000            32
   Telecom Italia Mobile*             16,663           133
                                                   -------
                                                       733
                                                   -------
JAPAN -- 19.2%
   Advantest                             600            56
   Bridgestone                         1,000             9
   Chugai Pharmaceutical Ltd.          3,000            50
   Daiwa Securities Group              2,000            21
   DDI                                     2            10

--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                                                     MARKET
DESCRIPTION                           SHARES       VALUE (000)
--------------------------------------------------------------------------------
   Fujitsu                             6,000         $  88
   Fujitsu Support and Service           100             7
   Furukawa Electric Ltd.              1,000            17
   Hirose Electric                       500            48
   Hitachi Ltd.                        3,000            27
   Honda Motor Ltd.                    1,000            37
   Jusco Ltd.                          3,000            65
   Kokusai Securities Ltd.             1,000             8
   Matsushita Communications           1,000           126
   Mitsubishi Heavy Industries        12,000            52
   Mitsubishi Motors*                 10,000            29
   Mitsui Fudosan                      2,000            20
   Mitsui Marine and Fire Insurance    6,000            34
   Mizuho Holding                         26           162
   Murata Manufacturing Ltd.           1,200           141
   NEC                                 6,000           110
   Nichicon                            1,000            14
   Nikko Securities Ltd.               1,000             8
   Nikon                               3,000            32
   Nintendo Ltd.                         200            31
   Nippon Sheet Glass                  2,000            24
   Nippon Telegraph & Telephone           20           144
   Nissan Motor Ltd.*                 25,000           144
   Nomura Securities                   3,000            54
   NTT DoCoMo                              9           155
   Rohm Ltd.                             900           171
   Sakura Bank Ltd.                   13,000            79
   Sankyo Ltd.                         1,000            24
   Sanwa Bank Ltd.                     4,000            28
   Sekisui House Ltd.                  2,000            18
   Shionogi Ltd.                       2,000            41
   Sony                                1,600           111
   Sumitomo Marine & Fire              2,000            13
   Taiyo Yuden Ltd.                    1,000            33
   Takefuji Corporation                  900            57
   THK Co Ltd.                           700            15
   Tokyo Electron Ltd.                 1,400            77
   Tokyo Seimitsu                        400            23
   Toray                               9,000            34
   Ushio                               2,000            33
                                                   -------
                                                     2,480
                                                   -------
MEXICO -- 0.7%
   Telefonos de Mexico ADR             2,100            95
                                                   -------
NETHERLANDS -- 10.3%
   ABN AMRO Holding                    1,063            24
   Aegon                               3,236           134
   Ahold                               4,746           153
   ASM Lithography Holdings*           2,100            48
   Gucci Group ADR                       838            74
   Hagemeyer                           1,100            25
   Heineken                            1,300            79
   Heineken Holding                      200             8
   ING Groep                             400            32
   KPN                                 9,096           105
   KPNQwest*                           2,577            49
   Philips Electronics                   600            22
   Philips Electronics ADR               400            14
   Unilever                            2,839           180
   VNU                                 4,322           212
   Wolters Kluwer                      6,616           180
                                                   -------
                                                     1,339
                                                   -------
NORWAY -- 0.4%
   Norsk Hydro                         1,200            51
                                                   -------
PORTUGAL -- 0.3%
   Portugal Telecom ADR                2,900            26
   Telecel-Comunicacoes Pessoais*      1,200            13
                                                   -------
                                                        39
                                                   -------
SINGAPORE -- 0.5%
   Datacraft Asia Ltd.*                1,000             5
   DBS Group Holdings Ltd.             4,000            45
   Hong Kong Land Holdings             7,000            16
                                                   -------
                                                        66
                                                   -------
SOUTH AFRICA -- 0.1%
   Dimension Data Holdings*            2,700            18
                                                   -------
SOUTH KOREA -- 2.6%
   Korea Telecom ADR                   3,617           112
   Samsung Electronics GDR (A)         1,610           115
   SK Telecom Ltd. ADR                 4,566           108
                                                   -------
                                                       335
                                                   -------
SPAIN -- 1.2%
   Banco Bilbao Vizcaya Argentaria     3,000            45
   Telefonica de Espana*               6,916           114
                                                   -------
                                                       159
                                                   -------
SWEDEN -- 1.7%
   Foreningssparbaken, Ser A           3,000            46
   Telefonaktiebolaget LM Ericsson,
     Cl B                             14,897           170
                                                   -------
                                                       216
                                                   -------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2000

SEI VP INTERNATIONAL EQUITY FUND--CONCLUDED
--------------------------------------------------------------------------------
                                   SHARES/FACE       MARKET
DESCRIPTION                      AMOUNT (000)(1)   VALUE (000)
--------------------------------------------------------------------------------
SWITZERLAND -- 3.1%
   Compagnie Financiere
     Richemont, Cl A                      37       $    99
   Holderbank Financiere Glarus           46            55
   Nestle - Registered                    14            33
   Novartis                               60           106
   Roche Holding                           2            20
   Swiss Reinsurance - Registered         20            48
   Swisscom                               77            20
   Syngenta*                             217            12
   UBS                                    87            14
                                                   -------
                                                       407
                                                   -------
TAIWAN -- 0.7%
   Taiwan Semiconductor
     Manufacturing Ltd. ADR            4,900            84
                                                   -------
UNITED KINGDOM -- 20.9%
   ARM Holdings*                       1,500            11
   AstraZeneca                         3,502           177
   AstraZeneca (SEK)                   4,500           224
   BAE Systems                        31,703           181
   Cable & Wireless                    9,510           128
   Colt Telecom Group*                 4,675           101
   Diageo                             10,226           114
   GKN                                 2,500            26
   GlaxoSmithKline                     5,932           167
   Granada Media*                      3,300            21
   Halifax Group                       4,400            44
   HSBC Holdings                      10,441           154
   Invensys                            8,600            20
   Lloyds TSB Group                   13,660           144
   New Dixons Group                    6,500            22
   Pearson                               900            21
   Prudential                          1,200            19
   Rank Group                          7,700            20
   Reed International                 17,950           188
   Rentokil Initial                   21,936            76
   Reuters Group                       2,800            47
   Royal Bank of Scotland Group        7,704           182
   Shell Transportation & Trading      6,800            56
   Smiths Group                        2,200            27
   Unilever                            3,900            33
   Vodafone Group                    138,193           507
                                                   -------
                                                     2,710
                                                   -------
Total Foreign Common Stocks
   (Cost $14,471)                                   12,334
                                                   -------
FOREIGN CONVERTIBLE BONDS -- 0.2%
BERMUDA -- 0.2%
   Sanwa International Finanace Trust,
      1.250%, 08/01/05             JPY 3,000            26
                                                   -------
Total Foreign Convertible Bonds
   (Cost $34)                                           26
                                                   -------


--------------------------------------------------------------------------------
                                      FACE            MARKET
                                   AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 3.6%
   State Street Bank
     5.250%, dated 12/29/00,
     matures 01/02/01, repurchase
     price $406,178 (collateralized by
     U.S. Treasury obligations, par value
     $415,000, 5.250%, 05/31/01,
     total market value $415,519)       $406        $  406
   Morgan Stanley Dean Witter 6.250%,
     dated 12/29/00, matures
     01/02/01, repurchase price
     $57,828 (collateralized by U.S.
     Treasury obligations, par value
     $58,722, 6.125%, 01/02/01 total
     market value $60,662)                58            58
                                                   -------
Total Repurchase Agreements
   (Cost $464)                                         464
                                                   -------
Total Investments--99.0%
   (Cost $14,969)                                   12,824
                                                   -------
Other Assets and Liabilities, Net -- 1.0%              125
                                                   -------
NET ASSETS:
Portfolio Shares
   (unlimited authorization-- no par value)
   based on 1,628,170 outstanding shares of
   beneficial interest                              15,763
Distributions in excess of net investment income        (4)
Accumulated net realized loss on investments          (666)
Net unrealized depreciation on investments          (2,145)
Net unrealized appreciation on forward
   foreign currency contracts, foreign currencies
   and translation of other assets and liabilities
   denominated in foreign currencies                     1
                                                   -------
Total Net Assets--100.0%                           $12,949
                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share                                   $7.95
                                                   =======

*NON-INCOME PRODUCING SECURITY

(A) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONS.

(1) IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED.

ADR -- AMERICAN DEPOSITARY RECEIPT

CL -- CLASS

GDR -- GLOBAL DEPOSITARY RECEIPT

LTD. -- LIMITED

SEK --  SWEDISH KRONE

SER -- SERIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------





SEI VP EMERGING MARKETS EQUITY FUND
--------------------------------------------------------------------------------
                                                      MARKET
DESCRIPTION                           SHARES        VALUE (000)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS -- 89.7%
ARGENTINA -- 0.1%
   Telecom Argentina ADR                 600       $     9
                                                   -------
BRAZIL -- 12.4%
   Aracruz Celulose ADR                1,100            16
   Banco Bradesco                  4,938,000            35
   Banco Itau                        785,000            74
   Brasil Telecom                  2,340,000            20
   Brasil Telecom
     Participacoes ADR                   880            52
   CIA Paranaense De
     Energia ADR                       3,600            30
   Companhia Brasileira
     de Distribuicao Grupo de
     Acucar ADR                        1,160            42
   Companhia de Bebidas ADR            1,900            49
   Companhia Vale do Rio Doce ADR      2,200            54
   Eletropaulo Metropolitana
     de Sao Paulo                    225,000            10
   Embratel Participacoes ADR          8,570           135
   Petroleo Brasileiro ADR               900            23
   Tele Norte Leste Participacoes ADR  5,255           120
   Telecomunicacoes Brasileiras ADR    1,500           109
   Telesp Celular Participacoes ADR    2,050            55
   Ultrapar Participacoes ADR          1,300            11
   Unibanco GDR                        1,500            44
   Wipro Ltd. ADR                        500            25
                                                   -------
                                                       904
                                                   -------
CHILE -- 1.2%
   Banco de Edwards ADR                  500             7
   Banco Santiago ADR                    400             8
   Cervecerias Unidas ADR                640            14
   Compania Telecomunicaciones
     de Chile ADR                      2,030            27
   Distribucion y Sevicio ADR          1,000            17
   Enersis ADR                           879            16
                                                   -------
                                                        89
                                                   -------
CZECH REPUBLIC -- 0.7%
   Ceske Radiokomunikace GDR             800            27
   Cesky Telecom GDR                   1,710            23
                                                   -------
                                                        50
                                                   -------
GREECE -- 1.7%
   Alpha Bank*                         1,690            58
   Cosmote Mobile Communications*        900             7
   Hellenic Telecommunications
     Organization*                     2,130            32
   Intracom*                           1,000            23
   Stet Hellas Telecommunication ADR     400             4
                                                   -------
                                                       124
                                                   -------
HONG KONG -- 11.0%
   China Merchants Holdings
     International Ltd.               14,000            10
   China Mobile Ltd.*                 50,500           276
   China Petroleum & Chemical,
     Cl H*                           372,000            59
   China Southern Airlines, Cl H*     43,000            13
   China Unicom*                      83,000           127
   China Unicom ADR*                   9,100           135
   Cosco Pacific Ltd.                 22,000            17
   Huaneng Power                      41,000            20
   Legend Holdings Ltd.                8,000             5
   PetroChina Ltd.                   670,000           112
   Shanghai Industrial Holdings Ltd.  16,000            29
                                                   -------
                                                       803
                                                   -------
HUNGARY -- 1.2%
   Egis                                  300            11
   Gedeon Richter                        300            18
   Matav ADR                           1,460            30
   MOL Magyar Olaj ES
     Gazipari GDR (A)                    500             8
   OTP Bank GDR                          370            21
                                                   -------
                                                        88
                                                   -------
INDIA -- 7.1%
   Himachal Futuristic                 1,100            30
   Hindustan Lever                    22,600           100
   ICICI Banking Ltd. ADR              4,000            26
   Infosys Technologies Ltd.             600            55
   ITC Ltd.                            3,300            63
   NIIT Ltd.                             900            31
   Ranbaxy Laboratories Ltd. GDR       1,400            23
   Reliance Industries Ltd. GDR        8,800           144
   Videsh Sanchar Nigam ADR            3,750            47
                                                   -------
                                                       519
                                                   -------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2000

SEI VP EMERGING MARKETS EQUITY FUND--CONTINUED
--------------------------------------------------------------------------------
                                                      MARKET
DESCRIPTION                          SHARES        VALUE (000)
--------------------------------------------------------------------------------
INDONESIA -- 0.6%
   Hanjaya Mandala Sampoerna          12,000       $    18
   Indofood Sukses Makmur*           210,000            17
   Telekomunikasi                     33,000             7
                                                   -------
                                                        42
                                                   -------
ISRAEL -- 6.6%
   Bank Hapoalim Ltd.                 11,700            34
   Bank Leumi Le-Israel*               8,500            20
   Bezeq                               3,100            17
   Check Point Software Technologies*  1,530           204
   ECI Telecom                           320             5
   Gerdau ADR                          1,000             9
   Gilat Satellite Networks Ltd.*        100             3
   Nice Systems Ltd.                     310             6
   Orbotech Ltd.*                        550            21
   Taro Pharmaceuticals Industries*      100             3
   Teva Pharmaceutical ADR             2,125           156
                                                   -------
                                                       478
                                                   -------
MALAYSIA -- 3.6%
   Digi.com*                           9,000            12
   Genting                             6,000            15
   Malayan Banking                    17,000            60
   Resorts World                      14,000            22
   Telekom Malaysia                    5,500            16
   Tenaga Nasional                    43,400           133
   United Engineers                    4,000             3
                                                   -------
                                                       261
                                                   -------
MEXICO -- 13.0%
   Carso Global Telecom, Cl A1*       24,000            46
   Cemex CPO                           5,937            21
   Coca Cola Femsa ADR                 3,500            78
   Fomento Economico Mexicano          4,200            13
   Grupo Financiero Banamex
     Accival, Cl O*                   96,300           158
   Grupo Financiero BBVA
     Bancomer, Cl O*                  37,000            21
   Grupo Modelo, Ser C                12,100            32
   Grupo Televisa GDR*                 2,180            98
   Interamericana de
     Entretenimiento, Cl B*           25,000           103
   Kimberly Clark de Mexico, Cl A      5,800            16
   Telefonos de Mexico ADR             3,600           162
   TV Azteca ADR                       9,500            94
   Walmart de Mexico, Ser C*          25,700            47
   Walmart de Mexico, Ser V*          30,000            60
                                                   -------
                                                       949
                                                   -------
PHILIPPINES -- 0.5%
   Ayala Land                        115,000            12
   Manila Electric Company, Cl B       3,600             4
   Philippine Long Distance Telephone  1,000            17
                                                   -------
                                                        33
                                                   -------
POLAND -- 1.8%
   KGHM Polska Meidz GDR                 950            12
   Polski Koncern Naftowy Orlen GDR    1,300            15
   Powszechny Bank Kredytowy GDR         500            13
   Prokom Software                       500            21
   Telekomunikacja Polska GDR         10,500            70
                                                   -------
                                                       131
                                                   -------
RUSSIA -- 2.1%
   Lukoil Holding ADR                  1,225            45
   Mobile Telesystems                    690            17
   Rostlecom ADR                         750             4
   Surgutneftegaz ADR                  7,260            76
   Unified Energy Systems GDR          1,600            13
                                                   -------
                                                       155
                                                   -------
SINGAPORE -- 0.6%
   Datacraft Asia Ltd.*                9,600            45
                                                   -------
SOUTH AFRICA -- 6.2%
   African Bank Investments Ltd.*     36,400            26
   Anglo American Platinum             1,100            51
   De Beers Consolidated Mines Ltd.      710            19
   Dimension Data Holdings*           10,830            74
   FirstRand Ltd.                     22,000            24
   Impala Platinum Holdings Ltd.       1,600            82
   Johnnies Industrial                 1,400            15
   Metro Cash & Carry Ltd.            91,049            12
   Nampak                             11,500            17
   Naspers Ltd.                        1,900             8
   Profurn Ltd.                       45,000            17
   Sanlam                             21,300            27
   Sappi Ltd.                          4,300            31
   Sasol Ltd.                          7,800            50
                                                   -------
                                                       453
                                                   -------
SOUTH KOREA -- 10.4%
   Kookmin Bank GDR                    5,600            70
   Korea Electric Power ADR            8,200            84
   Korea Telecom ADR                   5,700           177

--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
                                                      MARKET
DESCRIPTION                           SHARES       VALUE (000)
--------------------------------------------------------------------------------
   Samsung Electronics GDR (A)         2,950        $  211
   Shinhan Bank GDR                    1,300            22
   SK Telecom Ltd. ADR                 8,100           191
                                                   -------
                                                       755
                                                   -------
TAIWAN -- 4.6%
   Advantage Semiconductor ADR         1,578             5
   ASE Test Ltd.                       1,000             8
   Asustek Computer GDR                3,264            10
   Compal Electronics GDR*             4,900            35
   Far Eastern Textile Ltd. GDR        8,834            63
   HON HAI Precision Industry GDR      3,160            37
   Powerchip Semiconductor ADR         3,564            18
   Siliconware Precision
     Industries ADR*                   6,490            16
   Synnex Technology
     International GDR*                1,120             6
   Taiwan Semiconductor
     Manufacturing Ltd. ADR            4,808            83
   United Microelectronics*            6,000            50
   Winbond Electronics GDR               768             7
                                                   -------
                                                       338
                                                   -------
THAILAND -- 1.2%
   Advanced Info Service Public Ltd.   2,000            19
   Siam Cement                         3,800            36
   Telecomasia Ltd.                   29,000            12
   Thai Farmers Bank                  45,400            22
                                                   -------
                                                        89
                                                   -------
TURKEY -- 2.3%
   Anadolu Efes Biracilik
     Ve Malt Sanayii                 354,713            17
   Arcelik                           177,400             3
   Dogan Yayin Holding             1,610,000            11
   Finansbank                      9,929,000            17
   Migros Turk                       109,150            14
   Netas Telekomunik                  83,000             9
   Turkcell Iletisim Hizmet          289,100             9
   Turkiye Garanti Bankasi         3,440,000            19
   Turkiye IS Bankasi              1,881,500            31
   Vestel Elektronik Sanayi        1,365,000             5
   Yapi VE Kredi Bankasi           6,110,400            31
                                                   -------
                                                       166
                                                   -------
UNITED STATES -- 0.8%
   Liva GDR (A)                        1,900            22
   Quilmes Industrial ADR              1,300            12
   Tubos de Acero ADR                  1,600            23
                                                   -------
                                                        57
                                                   -------
Total Foreign Common Stocks
   (Cost $8,131)                                     6,538
                                                   -------

--------------------------------------------------------------------------------
                                   SHARES/FACE        MARKET
DESCRIPTION                      AMOUNT (000) (1)   VALUE (000)
--------------------------------------------------------------------------------
FOREIGN PREFERRED STOCKS -- 2.3%
BRAZIL -- 1.8%
   Banco Bradesco Rights             157,855       $     1
   Petroleo Brasileiro ADR             5,670           133
                                                   -------
                                                       134
                                                   -------
THAILAND -- 0.5%
   Siam Commercial Bank               66,000            33
                                                   -------
Total Foreign Preferred Stocks
   (Cost $30)                                          167
                                                   -------
WARRANTS -- 1.8%
TAIWAN -- 1.3%
   Taiwan Semiconductor
     Manufacturing*
     expire 04/19/01                  30,558            94
                                                   -------
UNITED STATES--0.5%
   Compaq Manufacturing Warrants*
     expire 07/17/01                   8,000            34
                                                   -------
Total Warrants
   (Cost $197)                                         128
                                                   -------
FOREIGN CONVERTIBLE BONDS -- 0.2%
NETHERLANDS-- 0.2%
   Elektrim
      3.750%, 07/02/04                    19            16
                                                   -------
Total Foreign Convertible Bonds
   (Cost $18)                                           16
                                                   -------
REPURCHASE AGREEMENTS -- 5.6%
   State Street Bank
     5.250%, dated 12/29/00,
     matures 01/02/01, repurchase
     price $231,101 (collateralized by
     U.S. Treasury obligations,
     par value $235,000, 5.250-6.875%,
     05/31/01-05/15/06, total market
     value $244,588)                    $231           231
   Morgan Stanley Dean Witter
     6.250%, dated 12/29/00, matures
     01/02/01, repurchase price $178,900
     (collateralized by U.S. Treasury
     obligations, par value $181,665,
     6.125%, 01/02/01 total market
     value $187,667)                     179           179
                                                   -------
Total Repurchase Agreements
   (Cost $410)                                         410
                                                   -------
Total Investments--99.6%
   (Cost $8,786)                                     7,259
                                                   -------
Other Assets and Liabilities, Net -- 0.4%               26
                                                   -------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2000

SEI VP EMERGING MARKETS EQUITY FUND--CONCLUDED
--------------------------------------------------------------------------------
                                       FACE          MARKET
DESCRIPTION                        AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares
                    (unlimited authorization -- no par value)
   based on 1,169,855 outstanding shares of
   beneficial interest                             $11,215
Accumulated net investment loss                         (3)
Accumulated net realized loss on investments        (2,401)
Net unrealized depreciation on investments          (1,527)
Net unrealized appreciation on forward
   foreign currency contracts, foreign currencies
   and translation of other assets and liabilities
   denominated in foreign currencies                     1
                                                   -------
Total Net Assets--100.0%                           $ 7,285
                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share                                   $6.23
                                                   =======
*NON-INCOME PRODUCING SECURITY

(A) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONS.

(1) IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED.

ADR -- AMERICAN DEPOSITARY RECEIPT

CL -- CLASS

GDR -- GLOBAL DEPOSITARY RECEIPT

LTD. -- LIMITED

SER -- SERIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


SEI VP CORE FIXED
INCOME FUND

U.S. TREASURY OBLIGATIONS -- 27.6%
   U.S. Treasury Bond
     6.125%, 08/15/29                 $  645       $   702
   U.S. Treasury Notes
     6.500%, 02/15/10                  2,385         2,610
     6.250%, 05/15/30                    105           117
     6.000%, 08/15/09                     40            42
     5.750%, 08/15/10                     40            42
     5.250%, 11/15/28                    140           134
   U.S. Treasury Notes (C)
     4.250%, 01/15/10                     93            97
     3.875%, 04/15/29                    878           901
     3.625%, 01/15/08-04/15/28           668           662
                                                   -------
Total U.S. Treasury Obligations
   (Cost $5,165)                                     5,307
                                                   -------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.9%
   FHLMC
     6.875%, 09/15/10                 $  220        $  235
   FNMA
     7.250%, 05/15/30                     40            46
     7.125%, 02/15/05                     60            63
     7.000%, 07/15/05                    900           945
   FNMA (B) (D)
     6.536%, 02/08/01                    200           199
   TVA
     7.125%, 05/01/30                     30            33
                                                   -------
Total U.S. Government Agency
   Obligations
   (Cost $1,467)                                     1,521
                                                   -------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 41.8%
   FHLMC
     8.000%, 07/01/30                     99           102
     6.750%, 03/15/31                     20            22
   FNMA
     8.000%, 08/01/30                     97            99
     7.500%, 06/01/30                    684           694
     7.000%, 07/01/15 - 08/01/30         295           297
     6.500%, 12/01/14 - 12/01/30       2,184         2,157
     6.000%, 01/01/29 - 10/01/29       1,099         1,063
   FNMA TBA
     8.000%, 01/01/30                    750           767
     7.500%, 01/16/31                    400           405
     7.000%, 01/01/30                    500           500
   GNMA
     7.500%, 08/15/28-07/20/30           567           574
     7.000%, 10/15/27-05/15/29           379           380
     6.500%, 02/15/29-07/15/29           782           773
     6.000%, 04/15/29                    199           193
                                                   -------
Total U.S. Government
   Mortgage-Backed Obligations
   (Cost $7,810)                                     8,026
                                                   -------
CORPORATE OBLIGATIONS -- 11.2%
AEROSPACE & DEFENSE -- 1.1%
   Lockheed Martin
     8.500%, 12/01/29                    100           113
   Raytheon
     6.750%, 08/15/07                    100            99
                                                   -------
                                                       212
                                                   -------
BANKS -- 0.5%
   Bank of America
     6.625%, 08/01/07                    100            98
                                                   -------

--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
                                      FACE         MARKET
DESCRIPTION                       AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
CHEMICALS -- 1.5%
   Dow Chemical
     7.375%, 11/01/29                 $  200       $   203
   Rohm & Haas
     7.850%, 07/15/29                     75            76
                                                   -------
                                                       279
                                                   -------
ELECTRICAL SERVICES -- 0.5%
   Southern California Edison,
     Ser 1993-J
     5.625%, 10/01/02                    100            90
                                                   -------
ENVIRONMENTAL SERVICES -- 1.0%
   Waste Management
     7.100%, 08/01/26                    100            99
     7.000%, 07/15/28                    100            85
                                                   -------
                                                       184
                                                   -------
FINANCIAL SERVICES -- 1.9%
   Associates NA
     5.500%, 02/15/04                    100            98
   General Motors Acceptance MTN
     7.500%, 06/06/02                    100           102
   Texaco Capital
     8.000%, 08/01/32                    150           168
                                                   -------
                                                       368
                                                   -------
FOOD, BEVERAGE & TOBACCO -- 2.1%
   Nabisco
     7.550%, 06/15/15                    100            94
   Pepsi Bottling Group, Ser B
     7.000%, 03/01/29                    150           149
   Philip Morris
     7.750%, 01/15/27                    125           116
   Philip Morris Capital
     7.500%, 07/16/09                     50            48
                                                   -------
                                                       407
                                                   -------
GAS/NATURAL GAS -- 0.7%
   Coastal
     6.950%, 06/01/28                    150           140
                                                   -------
INSURANCE -- 0.6%
   Loew's
     7.000%, 10/15/23                     50            43
   Safeco Capital Trust
     8.072%, 07/15/37                    100            81
                                                   -------
                                                       124
                                                   -------
PETROLEUM & FUEL PRODUCTS -- 0.4%
   Vastar Resources
     6.500%, 04/01/09                     80            80
                                                   -------
RAILROADS -- 0.4%
   Union Pacific
     6.625%, 02/01/29                     80            72
                                                   -------
TELEPHONES & TELECOMMUNICATION -- 0.5%
   GTE
     6.840%, 04/15/18                    100            93
   Koninklijke KPN (A)
     8.375%, 10/01/30                     10             9
                                                   -------
                                                       102
                                                   -------
Total Corporate Obligations
   (Cost $2,093)                                     2,156
                                                   -------
YANKEE BONDS -- 6.7%
   Bank Of Tokyo-Mitsubishi
     8.400%, 04/15/10                     90            96
   CIT Group
     7.125%, 10/15/04                    100           100
   DaimlerChrysler Holdings NA
     7.400%, 01/20/05                    100           100
   Electronic Data Systems
     7.125%, 10/15/09                    100           104
   Ford Motor Credit
     7.875%, 06/15/10                    100           103
   General Motors Acceptance
     5.850%, 01/14/09                     50            46
   Goldman Sachs Group MTN
     7.350%, 10/01/09                    100           102
   Hydro-Quebec, Ser HQ
     9.500%, 11/15/30                     50            65
   Hydro-Quebec, Ser HY
     8.400%, 01/15/22                     60            69
   Marconi PLC
     8.375%, 09/15/30                    100            94
   Quebec Province
     7.500%, 09/15/29                     50            54
   TCI Communications
     6.375%, 05/01/03                    100           100
   Telefonica Europe
     8.250%, 09/15/30                     75            76
   Visteon
     8.250%, 08/01/10                     75            74
   Wal-Mart Stores
     6.875%, 08/10/09                    100           104
                                                   -------
Total Yankee Bonds
   (Cost $1,242)                                     1,287
                                                   -------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2000

SEI VP CORE FIXED INCOME FUND--CONCLUDED
--------------------------------------------------------------------------------
                                      FACE         MARKET
DESCRIPTION                       AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 1.1%
   Discover Card Master Trust
     6.350%, 07/15/08                 $  200       $   203
                                                   -------
Total Asset-Backed Securities
   (Cost $200)                                         203
                                                   -------
OPTIONS -- 0.1%
   March 2001 Euro$ Future Put             3            --
   March 2001 Euro$ Future Put            12            18
                                                   -------
Total Options
   (Cost $9)                                            18
                                                   -------
REPURCHASE AGREEMENT -- 10.4%
   JP Morgan
     6.350%, dated 12/29/00,
     matures 01/02/01, repurchase
     price $2,000,601 (collateralized
     by various GNMA obligations,
     par value $2,298,031, 6.500%-
     8.000%, 03/15/28-06/15/30,
     total market value $2,039,534)    2,000         2,000
                                                   -------
Total Repurchase Agreement
   (Cost $2,000)                                     2,000
                                                   -------
Total Investments--106.8%
   (Cost $19,986)                                   20,518
                                                   -------
OTHER ASSETS AND LIABILITIES, NET -- (6.8%)
Written Options-- (0.3%)
   March 2001 US Long Bond
     Future Call                          (6)          (18)
   March 2001 Ten Year US Note
     Future Call                          (6)          (18)
   March 2001 Ten Year US Note
     Future Call                          (5)           (8)
   March 2001 US Long Bond
     Future Put                          (10)           (4)
   March 2001 US Ten Year Note
     Future Call                         (12)           (7)
                                                   -------
Total Written Options (Cost $(30))                     (55)
                                                   -------
Other Assets and Liabilities, Net -- (6.5%)         (1,248)
                                                   -------
Total Other Assets and Liabilities                  (1,303)
                                                   -------



--------------------------------------------------------------------------------
                                                      VALUE
                                                      (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares (unlimited
   authorization -- no par value)
   based on 1,854,797 outstanding
   shares of beneficial interest                   $18,640
Accumulated net realized gain
   on investments                                       13
Net unrealized appreciation
   on investments and options                          507
Net unrealized appreciation
   on futures contracts                                 55
                                                   -------
Total Net Assets--100.0%                           $19,215
                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share                                  $10.36
                                                   =======

*NON-INCOME PRODUCING SECURITY

(A) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONS.

(B) DISCOUNT NOTE -- YIELD IS THE EFFECTIVE YIELD AT TIME OF PURCHASE.

(C) U.S. TREASURY INFLATION INDEX SECURITY

(D) SECURITY, OR PORTION THEREOF, IS PLEDGED AS COLLATERAL ON OPEN FUTURES CONTRACTS.

FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION

FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION

GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION

MTN -- MEDIUM TERM NOTE

NA -- NORTH AMERICA

PLC -- PUBLIC LIMITED COMPANY

SER -- SERIES

TBA -- TO BE ANNOUNCED

TVA -- TENNESSEE VALLEY AUTHORITY

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------





SEI VP HIGH YIELD BOND FUND
--------------------------------------------------------------------------------
                                       FACE          MARKET
DESCRIPTION                        AMOUNT (000)   VALUE (000))
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATION -- 12.1%
   FHLB Discount Note (A)
     4.753%, 01/02/01                 $1,256       $ 1,256
                                                   -------
Total U.S. Government Agency
   Obligation
   (Cost $1,256)                                     1,256
                                                   -------
CORPORATE OBLIGATIONS -- 72.8%
BROADCASTING, TELEVISION & RADIO -- 13.8%
   Adelphia Communications, Ser B
     8.750%, 10/01/07                    100            86
     8.375%, 02/01/08                    200           172
   Citadel Broadcasting
     9.250%, 11/15/08                    100            97
   Classic Cable
    10.500%, 03/01/10                    200            90
   CSC Holdings
     7.875%, 12/15/07                    200           201
   Diva Systems, Ser B (C)
    12.831%, 03/01/08                    250           102
   Mediacom Capital LLC
     7.875%, 02/15/11                    150           126
   Olympus LP, Ser B
    10.625%, 11/15/06                    200           184
   Price Communications Wireless, Ser B
     9.125%, 12/15/06                    200           202
   Salem Communications, Ser B
     9.500%, 10/01/07                    100            95
   UnitedGlobalCom, Ser B (C)
    12.913%, 02/15/08                    200            82
                                                   -------
                                                     1,437
                                                   -------
BUILDING & CONSTRUCTION -- 0.9%
   Dayton Superior
    13.000%, 06/15/09                    100            90
                                                   -------
CHEMICALS -- 0.7%
   Sterling Chemicals, Ser A
    11.250%, 04/01/07                    150            70
                                                   -------
COMMERCIAL SERVICES -- 1.3%
   Iron Mountain
     8.250%, 07/01/11                    150           142
                                                   -------
COMMUNICATIONS EQUIPMENT -- 4.1%
   Allegiance Telecom, Ser B (C)
     6.707%, 02/15/08                    200           125
   Insight Midwest
     9.750%, 10/01/09                    150           149
   Williams Communication Group
    10.700%, 10/01/07                    200           154
                                                   -------
                                                       428
                                                   -------
CONSUMER PRODUCTS -- 0.9%
   Jostens
    12.750%, 05/01/10                    100            90
                                                   -------
CONTAINERS & PACKAGING -- 1.9%
   Four M, Ser B
    12.000%, 06/01/06                    150           144
   Pliant
    13.000%, 06/01/10                    100            55
                                                   -------
                                                       199
                                                   -------
COSMETICS & TOILETRIES -- 0.8%
   American Tissue, Ser B
    12.500%, 07/15/06                    100            80
                                                   -------
DRUGS -- 2.5%
   ICN Pharmaceuticals, Ser B
     9.250%, 08/15/05                    100           101
   NBTY, Ser B
     8.625%, 09/15/07                    200           166
                                                   -------
                                                       267
                                                   -------
ENTERTAINMENT -- 8.1%
   Argosy Gaming
    10.750%, 06/01/09                    200           208
   Aztar
     8.875%, 05/15/07                    150           145
   Eldorado Resorts LLC
    10.500%, 08/15/06                    150           148
   Horseshoe Gaming Holdings, Ser B
     8.625%, 05/15/09                    200           196
   Mandalay Resort Group
     9.250%, 12/01/05                    150           146
   Regal Cinemas (E)
     9.500%, 06/01/08                     50             3
                                                   -------
                                                       846
                                                   -------
FINANCIAL SERVICES -- 0.9%
   Sovereign Bancorp
    10.500%, 11/15/06                    100            99
                                                   -------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2000

SEI VP HIGH YIELD BOND FUND--CONCLUDED
--------------------------------------------------------------------------------
                                      FACE         MARKET
DESCRIPTION                       AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
FOOD, BEVERAGE & TOBACCO -- 1.5%
   Aurora Foods, Ser B
     9.875%, 02/15/07                 $  100       $    71
   National Wine & Spirits
    10.125%, 01/15/09                    100            86
                                                   -------
                                                       157
                                                   -------
GARDEN PRODUCTS -- 1.9%
   Scotts (B)
     8.625%, 01/15/09                    200           194
                                                   -------
GAS/NATURAL GAS -- 2.0%
   Western Gas Resources
    10.000%, 06/15/09                    200           209
                                                   -------
HOTELS & LODGING -- 1.0%
   Park Place Entertainment
     9.375%, 02/15/07                    100           103
                                                   -------
MACHINERY -- 4.9%
   Collins & Aikman Floorcovering, Ser B
    10.000%, 01/15/07                    150           162
   Jackson Products, Ser B
     9.500%, 04/15/05                    200           172
   Motors & Gears, Ser D
    10.750%, 11/15/06                    200           178
                                                   -------
                                                       512
                                                   -------
MEDICAL INSTRUMENTS -- 0.9%
   Fisher Scientific International
     9.000%, 02/01/08                    100            93
                                                   -------
PETROLEUM & FUEL PRODUCTS -- 9.6%
   Chesapeake Energy, Ser B
     9.625%, 05/01/05                    100           103
   Houston Exploration, Ser B
     8.625%, 01/01/08                    200           194
   Magnum Hunter Re
     10.000%, 06/01/07                   200           196
   Nuevo Energy, Ser B
     9.500%, 06/01/08                    200           202
   P&L Coal Holdings, Ser B
     9.625%, 05/15/08                    100           100
   Pride International
     9.375%, 05/01/07                    200           206
                                                   -------
                                                     1,001
                                                   -------
PRINTING & PUBLISHING -- 2.0%
   Adelphia Business Solutions,
     Ser B (C)
    16.186%, 04/15/03                    200           140
   Tritel PCS (C)
    10.755%, 05/15/09                    100            69
                                                   -------
                                                       209
                                                   -------
STEEL & STEEL WORKS -- 3.3%
   Ak Steel
     9.125%, 12/15/06                    200           191
   LTV (E)
    11.750%, 11/15/09                     50             1
   National Steel, Ser D
     9.875%, 03/01/09                     50            20
   Oxford Automotive, Ser D
    10.125%, 06/15/07                    200           136
                                                   -------
                                                       348
                                                   -------
TELEPHONES & TELECOMMUNICATION -- 9.8%
   Airgate PCS (C)
     6.526%, 10/01/09                    100            57
   McLeodUSA
     8.375%, 03/15/08                    200           178
   Pac-West Telecommunications
    13.500%, 02/01/09                    200           166
   Telecorp PCS (C)
     4.638%, 04/15/09                    100            68
   US Unwired, Ser B (C)
     9.113%, 11/01/09                    100            46
   Voicestream Wire
    10.375%, 11/15/09                    200           214
   WinStar Communications
    12.750%, 04/15/10                    200           132
   XO Communications
    10.500%, 12/01/09                    200           160
                                                   -------
                                                     1,021
                                                   -------
Total Corporate Obligations
   (Cost $8,350)                                     7,595
                                                   -------
YANKEE BONDS -- 13.1%
   Ainsworth Lumber PIK
    12.500%, 07/15/07                    200           164
   Alliance Atlantis Communications
    13.000%, 12/15/09                    100            99
   Doman Industries Ltd.
     8.750%, 03/15/04                    150            63
   Global Crossing Holdings Ltd.
     9.625%, 05/15/08                    200           188
   Intrawest
     9.750%, 08/15/08                    100           101

--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
                                    SHARES/FACE      MARKET
DESCRIPTION                        AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
   Mannesmann
     9.000%, 06/01/09                 $  500       $   514
   Rogers Communications
     8.875%, 07/15/07                    150           149
   Telewest Communications PLC
     9.625%, 10/01/06                    100            86
                                                   -------
Total Yankee Bonds
   (Cost $1,488)                                     1,364
                                                   -------
COMMON STOCK -- 0.0%
FOOD, BEVERAGE & TOBACCO -- 0.0%
   Aurora Foods*                       1,771             4
                                                   -------
Total Common Stock
   (Cost $4)                                             4
                                                   -------
WARRANTS-- 0.1%
   Dayton Suprior*
     expires 06/15/09                    100             2
   Diva Systems*
     expires 03/08/01 (D)                750             6
   Jostens*
     expires 05/01/10                    100             2
   Pliant*
     expires 06/10/10 (B)                100            --
                                                   -------
Total Warrants
   (Cost $0)                                            10
                                                   -------
Total Investments--98.1%
   (Cost $11,098)                                   10,229
                                                   -------
OTHER ASSETS AND LIABILITIES, NET -- 1.9%              198
                                                   -------
NET ASSETS:
Portfolio Shares (unlimited
   authorization -- no par value)
   based on 1,138,916 outstanding
   shares of beneficial interest                    11,321
Distributions in excess of net
    investment income                                   (1)
Accumulated net realized loss
   on investments                                      (24)
Net unrealized depreciation
   on investments                                     (869)
                                                   -------
Total Net Assets--100.0%                           $10,427
                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share                                   $9.16
                                                   =======

*NON-INCOME PRODUCING SECURITY

(A) ZERO COUPON SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE EFFECTIVE YIELD AS OF DECEMBER 31, 2000.

(B) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONS.

(C) STEP BOND -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE EFFECTIVE YIELD ON DECEMBER 31, 2000. THE COUPON ON A STEP BOND CHANGES ON A SPECIFIC DATE.

(D) SECURITY CONSIDERED ILLIQUID

(E) IN DEFAULT ON INTEREST PAYMENT

FHLB -- FEDERAL HOME LOAN BANK

LLC -- LIMITED LIABILITY COMPANY

LTD. -- LIMITED

PCS -- PERSONAL COMMUNICATIONS SYSTEMS

PIK -- PAYMENT IN-KIND

PLC -- PUBLIC LIMITED COMPANY

SER -- SERIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2000

SEI VP INTERNATIONAL FIXED INCOME FUND
--------------------------------------------------------------------------------
                                       FACE         MARKET
DESCRIPTION                       AMOUNT (000)(1) VALUE (000)
--------------------------------------------------------------------------------
FOREIGN BONDS -- 86.2%
AUSTRALIA -- 0.5%
   Government of Australia
     8.750%, 08/15/08                     60       $    40
                                                   -------
BELGIUM -- 3.8%
   Belgium Treasury Bill
     4.925%, 03/08/01                    300           279
                                                   -------
CANADA -- 2.9%
   Government of Canada
     9.000%, 06/01/25                     20            19
     6.000%, 09/01/05                     90            62
     5.500%, 06/01/09                    200           134
                                                   -------
                                                       215
                                                   -------
DENMARK -- 2.5%
   Kingdom of Denmark
     8.000%, 05/15/03                    760           102
     7.000%, 11/15/07                    563            79
                                                   -------
                                                       181
                                                   -------
FRANCE -- 8.7%
   Government of France
     7.250%, 04/25/06                    355           374
     5.500%, 10/25/10                    280           272
                                                   -------
                                                       646
                                                   -------
GERMANY -- 23.8%
   Bundesobligation, Ser 135
     5.000%, 05/20/05                    713           683
   Bundesrepublic of
    Deutschland, Ser 97
     6.000%, 01/04/07                    350           351
   Bundesrepublic of
    Deutschland, Ser 99
     5.375%, 01/04/10                    530           517
   Deutsche Ausgleichsbank
     1.850%, 09/20/10              JPY 5,000            45
   Deutschland Republic
     6.250%, 01/04/24                    155           161
                                                   -------
                                                     1,757
                                                   -------
GREECE -- 3.7%
   Government of Greece
     8.700%, 04/08/05                 86,800           272
                                                   -------
HUNGARY -- 1.5%
   Government of Hungary
    10.500%, 05/12/04                 11,500            42
     9.250%, 05/12/05                 18,700            67
                                                   -------
                                                       109
                                                   -------
ITALY -- 12.2%
   Republic of Italy
     1.800%, 02/23/10           JPY  101,000           900
                                                   -------
NETHERLANDS -- 3.0%
   Kingdom of Netherlands
     5.500%, 01/15/28                    235       $   224
                                                   -------
SPAIN -- 2.0%
   Government of Spain
     3.250%, 01/31/05                    170           151
                                                   -------
SUPRANATIONAL -- 11.4%
   Asian Development Bank
     3.125%, 06/29/05            JPY  20,000           193
   European Investment Bank
     6.000%, 12/07/28            GBP      25            42
     3.000%, 09/20/06            JPY  20,000           192
   Export-Import Bank
     2.875%, 07/28/05            JPY  30,000           285
   International Bank
    Reconstruction &
    Development MTN
     7.125%, 07/30/07            GBP      80           128
                                                   -------
                                                       840
                                                   -------
SWEDEN -- 2.6%
   Swedish Government
    10.250%, 05/05/03                  1,600           191
                                                   -------
UNITED KINGDOM -- 4.6%
   United Kingdom Treasury
     8.500%, 07/16/07                     35            62
     8.000%, 12/07/15                     60           121
     7.500%, 12/07/06                     95           159
                                                   -------
                                                       342
                                                   -------
UNITED STATES -- 3.0%
   KFW International Finance
     1.750%, 03/23/10            JPY  25,000           223
                                                   -------
Total Foreign Bonds
   (Cost $6,234)                                     6,370
                                                   -------
U.S. TREASURY OBLIGATIONS -- 4.9%
   U.S. Treasury Bill
     5.794%, 03/29/01                    320           316
   U.S. Treasury Note
     6.500%, 02/15/10                     40            44
                                                   -------
Total U.S. Treasury Obligations (Cost $360)            360
                                                   -------
Total Investments--91.1%
   (Cost $6,595)                                     6,730
                                                   -------
Other Assets and Liabilities, Net--8.9%                661
                                                   -------
Total Net Assets--100.0%                            $7,391
                                                   =======
(1) IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED.
GBP -- GREAT BRITIAN POUND
JPY -- JAPANESE YEN
MTN -- MEDIUM TERM NOTE
SER -- SERIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------





SEI VP EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------
                                      FACE          MARKET
DESCRIPTION                      AMOUNT (000)(1)  VALUE (000)
--------------------------------------------------------------------------------
FOREIGN BONDS -- 90.3%
ALGERIA -- 2.7%
   Republic of Algeria (B)
     7.688%, 03/04/10                    238       $   180
                                                   -------
ARGENTINA -- 14.9%
   Republic of Argentina
     12.000%, 02/01/20                   200           183
    11.750%, 04/07/09                    115           107
    11.750%, 06/15/15                    170           154
       8.750%, 07/10/02                   40            37
   Republic of Argentina (B)
    11.725%, 04/10/05                    200           185
     2.774%, 04/01/07                AR  243           169
   Republic of Argentina (C)
    13.671%, 03/31/23                     40            28
   Republic of Argentina, Ser D (D)
     8.937%, 10/15/02                     25            21
   Republic of Argentina, Ser E (D)
    10.450%, 10/15/03                    125            94
                                                   -------
                                                       978
                                                   -------
BRAZIL -- 16.9%
   Republic of Brazil
     12.750%, 01/15/20                    60            59
    12.250%, 03/06/30                    347           321
    11.000%, 08/17/40                    754           616
     6.000%, 04/15/09                    165           115
                                                   -------
                                                     1,111
                                                   -------
BULGARIA -- 4.5%
   Republic of Bulgaria, Ser A (B)
     3.050%, 07/28/12                    400           296
                                                   -------
COLOMBIA -- 3.5%
   Republic of Colombia
     11.750%, 02/25/20                   245           211
     8.700%, 02/15/16                     30            19
                                                   -------
                                                       230
                                                   -------
COSTA RICA -- 0.6%
   Republic of Costa Rica (A)
     9.995%, 08/01/20                     40            41
                                                   -------
ECUADOR -- 1.4%
   Republic of Ecuador (A)
    12.000%, 11/15/12                     65            43
   Republic of Ecuador (A) (C)
    17.708%, 08/15/30                    100            38
   Republic of Ecuador (C)
    17.801%, 08/15/30                     25             9
                                                   -------
                                                        90
                                                   -------
JAMAICA -- 1.8%
   Government of Jamaica
    10.875%, 06/10/05                     50            48
   Government of Jamaica (A)
    12.750%, 09/01/07                     70            69
                                                   -------
                                                       117
                                                   -------
MEXICO -- 7.6%
   Petroleos Mexicanos
     9.500%, 09/15/27                    265           263
   United Mexican States
    11.375%, 09/15/16                    200           233
                                                   -------
                                                       496
                                                   -------
MOROCCO -- 3.2%
   Morocco R&C Loan, Tranche A (B)
     7.563%, 01/01/09                    242           209
                                                   -------
PANAMA -- 3.6%
   Republic of Panama, Ser 18YR (B)
     4.750%, 07/17/14                    300           235
                                                   -------
PERU -- 3.9%
   Republic of Peru PDI
     4.500%, 03/07/17                    200           128
   Republic of Peru, Ser 20YR (B)
     3.750%, 03/07/17                    215           125
                                                   -------
                                                       253
                                                   -------
PHILIPPINES -- 4.0%
   Republic of Philippines
     10.625%, 03/16/25                   150           123
     9.875%, 01/15/19                    170           136
                                                   -------
                                                       259
                                                   -------
POLAND -- 0.5%
   Republic of Poland RSTA (C)
     7.643%, 10/27/24                     45            34
                                                   -------
RUSSIA -- 15.3%
   Russian Federation
    12.750%, 06/24/28                    300           248
    16.1374%, 03/31/30                   275           103
   Russian Federation (A)
     8.250%, 03/31/10                    229           143
   Russian Federation (A) (C)
     6.158%, 03/31/30                  1,372           513
                                                   -------
                                                     1,007
                                                   -------
URUGUAY -- 1.5%
   Republic of Uruguay
     8.750%, 06/22/10                    100           101
                                                   -------

SCHEDULE OF INVESTMENTS/STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2000

SEI VP EMERGING MARKETS
DEBT FUND--CONCLUDED
--------------------------------------------------------------------------------
                                      FACE          MARKET
DESCRIPTION                      AMOUNT (000)(1)  VALUE (000)
--------------------------------------------------------------------------------
VENEZUELA -- 4.4%
   Republic of Venezuela
     9.250%, 09/15/27                    155       $   100
   Republic of Venezuela - Rights
     0.000%, 04/15/20                      2            --
   Republic of Venezuela, Ser W-B (A)
     7.563%, 03/31/20                    250           189
                                                   -------
                                                       289
                                                   -------
Total Foreign Bonds
   (Cost $6,015)                                     5,926
                                                   -------
REPURCHASE AGREEMENT -- 1.5%
   State Street Bank 5.950%, dated
      12/29/00, matures 01/02/01,
      repurchase price $102,051
      (collateralized by U.S.
      Treasury obligations, par value
      $90,000, 7.500%, 11/15/16,
     total market value $109,791)        102           102
                                                   -------
Total Repurchase Agreement
   (Cost $102)                                         102
                                                   -------
OPTIONS -- 0.1%
VENEZUELA-- 0.1%
   Venezuela 27 @ 64.50,
     Expiration 01/26/01             350,000             3
   Venezuela DCB @ 80.625,
     Expiration 01/26/01             250,000             2
                                                   -------
                                                         5
                                                   -------
Total Options
   (Cost $6)                                             5
                                                   -------
Total Investments--91.9%
   (Cost $6,123)                                     6,033
                                                   -------
OTHER ASSETS AND LIABILITIES, NET -- 8.1%              530
                                                   -------
Total Net Assets--100.0%                           $ 6,563
                                                   =======

(1) IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED.

(A) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONS.

(B) VARIABLE RATE SECURITY -- THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF DECEMBER 31, 2000.

(C) STEP BOND -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE EFFECTIVE YIELD ON DECEMBER 31, 2000. THE COUPON ON A STEP BOND CHANGES ON A SPECIFIC DATE.

(D) ZERO COUPON SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE EFFECTIVE YIELD AT TIME OF PURCHASE.

AR -- ARGENTINE PESO

DCB -- DISCOUNT BOND

PDI -- PAST DUE INTEREST

RSTA -- REVOLVING SHORT-TERM AGREEMENT

SER -- SERIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


SEI VP PRIME OBLIGATION
--------------------------------------------------------------------------------
                                      FACE          MARKET
DESCRIPTION                      AMOUNT (000)(1)  VALUE (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS+ -- 100.2%
   FAMC
     6.510%, 01/03/01                 $1,204        $1,204
   FFCB
     6.510%, 01/03/01                  1,237         1,236
   FHLB
     6.440%, 02/09/01                  1,188         1,180
   FHLMC
     6.480%, 03/01/01                    937           927
     6.120%, 04/26/01                     66            65
   FNMA
     6.551%, 03/28/01                  1,100         1,083
                                                    ------
Total U.S. Government Agency
   Obligations
   (Cost $5,695)                                     5,695
                                                    ------
Total Investments--100.2%
   (Cost $5,695)                                     5,695
                                                    ------
OTHER ASSETS AND LIABILITIES, NET -- (0.2%)            (10)
                                                    ------
NET ASSETS:
Portfolio Shares
   (unlimited authorization -- no par value)
   based on 5,685,379 outstanding shares of
   beneficial interest                               5,685
                                                    ------
Total Net Assets--100.0%                            $5,685
                                                    ======
Net Asset Value, Offering and Redemption
   Price Per Share                                   $1.00
                                                    ======

+ DISCOUNT NOTES - YIELD IS THE EFFECTIVE YIELD AT TIME OF PURCHASE.

FAMC -- FARMERS ASSOCIATION MORTGAGE CORPORATION

FHLB -- FEDERAL HOME LOAN BANK

FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION

FFCB -- FEDERAL FARM CREDIT BANK

FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES (000)
--------------------------------------------------------------------------------
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2000

                                                                         -------------          ------------
                                                                            SEI VP                  SEI VP
                                                                         INTERNATIONAL            EMERGING
                                                                         FIXED INCOME           MARKETS DEBT
                                                                             FUND                   FUND
                                                                         -------------          ------------
ASSETS:
   Investments (Cost $6,595 and $6,123, respectively)                       $6,730                  $6,033
   Cash                                                                        397                      --
   Foreign currency (Cost $329)                                                335                      --
   Income receivable                                                           190                     186
   Investment securities sold                                                   86                     360
   Capital shares sold receivable                                               39                       8
   Unrealized gain on forward foreign currency contracts                        50                      --
                                                                            ------                  ------
   Total Assets                                                              7,827                   6,587
                                                                            ------                  ------
LIABILITIES:
   Investment securities purchased                                             398                       4
   Unrealized loss on forward foreign currency contracts                        25                      --
   Accrued expenses payable                                                      8                      12
   Other payables                                                                5                       8
                                                                            ------                  ------
   Total Liabilities                                                           436                      24
                                                                            ------                  ------
   Net Assets                                                               $7,391                  $6,563
                                                                            ======                  ======
NET ASSETS:
   Portfolio Shares (unlimited authorization-- no par value)
     based on 747,101, and 672,894 of beneficial interest                    7,298                   6,724
   Undistributed net investment loss                                           (62)                     --
   Accumulated net realized loss on investments                                (21)                    (71)
   Net unrealized appreciation (depreciation) on investments                   135                     (90)
   Net unrealized appreciation on forward foreign currency
     contracts, foreign currencies, and translation of other
     assets and liabilities denominated in foreign currencies                   41                      --
                                                                            ------                  ------
   TOTAL NET ASSETS                                                         $7,391                  $6,563
                                                                            ======                  ======
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE                                                          9.89                  $ 9.75
                                                                            ======                  ======

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (000)
--------------------------------------------------------------------------------
SEI INSURANCE PRODUCTS TRUST -- FOR THE PERIOD ENDED DECEMBER 31, 2000



                                                     ---------      ---------         ---------        ---------      -------------
                                                      SEI VP         SEI VP            SEI VP           SEI VP            SEI VP
                                                     LARGE CAP      LARGE CAP         SMALL CAP        SMALL CAP      INTERNATIONAL
                                                       VALUE         GROWTH             VALUE           GROWTH           EQUITY
                                                      FUND(1)       FUND(1)            FUND(1)         FUND(1)           FUND(1)
                                                     ---------      ---------         ---------        ---------      -------------
INVESTMENT INCOME:
   Dividends                                          $  227        $    40            $  113          $    5            $   238
   Interest                                               29             32                18              26                 28
   Less: Foreign taxes withheld                           --             --                --              --                 (8)
                                                      ------        -------            ------           -----            -------
   Total Investment Income                               256             72               131              31                258
                                                      ------        -------            ------           -----            -------
EXPENSES:
   Management fees                                        43             43                23              22                 40
   Less: Management fees waived                          (43)           (43)              (23)            (22)               (40)
   Investment advisory fees                               43             49                43              40                 45
   Less: Investment advisory fees waived                  (4)            (6)               (2)             (1)                (4)
   Custodian fees                                         11             11                 6               6                 51
   Transfer agent fees                                     3              3                 2               2                  4
   Professional fees                                      44             44                24              22                 30
   Registration fees                                       4              4                 2               2                  3
   Printing fees                                           7              7                 4               4                  5
   Trustee fees                                            8              8                 4               4                  7
   Miscellaneous fees                                      1              1                 1               1                  5
                                                      ------        -------            ------           -----            -------
   Total Expenses                                        117            121                84              80                146
                                                      ------        -------            ------           -----            -------
   Less: Reimbursement from manager                      (14)           (18)              (12)            (12)               (32)
                                                      ------        -------            ------           -----            -------
   Net Expenses                                          103            103                72              68                114
                                                      ------        -------            ------           -----            -------
NET INVESTMENT INCOME (LOSS)                             153            (31)               59             (37)               144
                                                      ------        -------            ------           -----            -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Net realized gain (loss) from
     security transactions                              (495)        (2,116)              496            (790)              (666)
   Net realized gain from futures contracts               --             --                --              --                 --
   Net realized loss on forward foreign currency
     contracts and foreign currency transactions          --             --                --              --                 (8)
   Net change in unrealized appreciation
     (depreciation) on investments                     2,009         (2,840)            1,289             474             (2,145)
   Net change in unrealized appreciation on
     futures contracts                                    --             --                --              --                 --
   Net change in unrealized appreciation
     on forward foreign currency contracts,
     foreign currencies, and translation of
     other assets and liabilities denominated in
     foreign currencies                                   --             --                --              --                  1
                                                      ------        -------            ------           -----            -------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                    $1,667        $(4,987)           $1,844           $(353)           $(2,674)
                                                      ======        =======            ======           =====            =======

(1) COMMENCED OPERATIONS ON APRIL 5, 2000.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                                    --------------  ----------  ----------   -------------  ------------  ----------
                                                        SEI VP        SEI VP     SEI VP          SEI VP        SEI VP        SEI VP
                                                       EMERGING     CORE FIXED    HIGH       INTERNATIONAL    EMERGING       PRIME
                                                    MARKETS EQUITY    INCOME    YIELD BOND   FIXED INCOME   MARKETS DEBT  OBLIGATION
                                                        FUND(1)       FUND(1)    FUND(1)        FUND(1)        FUND(1)      FUND(1)
                                                    --------------  ----------  ----------   -------------  ------------  ----------
INVESTMENT INCOME:
   Dividends                                             $    61       $   --       $  --        $  --           $ --          $ --
   Interest                                                   26          608         795          201            529           249
   Less: Foreign taxes withheld                               (5)          --          --           --             --            --
                                                         -------       ------       -----        -----           ----          ----
   Total Investment Income                                    82          608         795          201            529           249
                                                         -------       ------       -----        -----           ----          ----
EXPENSES:
   Management fees                                            40           25          26           27             29            16
   Less: Management fees waived                              (40)         (25)        (26)         (27)           (29)          (16)
   Investment advisory fees                                   64           25          37           14             38             3
   Less: Investment advisory fees waived                     (19)          (4)         (5)          --            (12)           --
   Custodian fees                                             71            8           7           10              7             4
   Transfer agent fees                                         4            2           2            3              3             1
   Professional fees                                          22           33          27           16             15            14
   Registration fees                                           2            3           3            1              1             1
   Printing fees                                               4            6           5            3              3             2
   Trustee fees                                                5            6           5            3              3             2
   Miscellaneous fees                                          5           --           2            1              2            --
                                                         -------       ------       -----        -----           ----          ----
   Total Expenses                                            158           79          83           51             60            27
                                                         -------       ------       -----        -----           ----          ----
   Less: Reimbursement from manager                          (38)         (25)        (19)          (5)            --           (10)
                                                         -------       ------       -----        -----           ----          ----
   Net Expenses                                              120           54          64           46             60            17
                                                         -------       ------       -----        -----           ----          ----
NET INVESTMENT INCOME (LOSS)                                 (38)         554         731          155            469           232
                                                         -------       ------       -----        -----           ----          ----
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Net realized gain (loss) from
     security transactions                                (2,400)         (23)        (24)         (21)            14            --
   Net realized gain from futures contracts                   --           37          --           --             --            --
   Net realized loss on forward foreign currency
     contracts and foreign currency transactions             (18)          --          --         (304)            --            --
   Net change in unrealized appreciation
     (depreciation) on investments                        (1,527)         507        (869)         135            (90)           --
   Net change in unrealized appreciation on
     futures contracts                                        --           55          --           --             --            --
   Net change in unrealized appreciation
     on forward foreign currency contracts,
     foreign currencies, and translation of
     other assets and liabilities denominated in
     foreign currencies                                        1           --          --           41             --            --
                                                         -------       ------       -----        -----           ----          ----
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                       $(3,982)      $1,130       $(162)       $   6           $393          $232
                                                         =======       ======       =====        =====           ====          ====



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (000)
--------------------------------------------------------------------------------
SEI INSURANCE PRODUCTS TRUST -- FOR THE PERIOD ENDED DECEMBER 31, 2000



                                      ---------       ---------       ---------      ---------      -------------     --------------
                                       SEI VP           SEI VP         SEI VP         SEI VP           SEI VP             SEI VP
                                      LARGE CAP       LARGE CAP       SMALL CAP      SMALL CAP      INTERNATIONAL        EMERGING
                                        VALUE          GROWTH           VALUE         GROWTH           EQUITY         MARKETS EQUITY
                                        FUND            FUND            FUND           FUND             FUND              FUND
                                      ---------       ---------       ---------      ---------      -------------     --------------
                                       2000(1)          2000(1)         2000(1)        2000(1)          2000(1)           2000(1)
                                      ---------       ---------       ---------      ---------      -------------     --------------
OPERATIONS:
   Net investment income (loss)        $   153          $   (31)       $    59         $ (37)          $   144            $   (38)
   Net realized gain (loss) from
     security transactions
     and futures contracts                (495)          (2,116)           496          (790)             (666)            (2,400)
   Net realized loss on
     forward foreign currency
     contracts and foreign
     currency transactions                  --               --             --            --                (8)               (18)
   Net change in unrealized
     appreciation (depreciation)
     on investments and
     futures contracts                   2,009           (2,840)         1,289           474            (2,145)            (1,527)
   Net change in unrealized
     appreciation on forward
     foreign currency contracts,
     foreign currencies, and
     translation of other assets
     and liabilities denominated
     in foreign currencies                  --               --             --            --                 1                  1
                                       -------          -------        -------        ------           -------            -------
   Net increase (decrease) in
     net assets from operations          1,667           (4,987)         1,844          (353)           (2,674)            (3,982)
                                       -------          -------        -------        ------           -------            -------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income                  (153)              --            (61)           --              (140)                --
   Net realized gains                       --               --           (253)           --                --                 --
                                       -------          -------        -------        ------           -------            -------
       Total distributions                (153)              --           (314)           --              (140)                --
                                       -------          -------        -------        ------           -------            -------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares issued        20,681           22,439          8,694         9,203            15,783             11,364
     Reinvestment of distributions         153               --            314            --               139                 --
     Cost of shares redeemed              (186)            (224)           (48)         (159)             (167)              (105)
                                       -------          -------        -------        ------           -------            -------
Increase in net assets derived
    from capital share transactions     20,648           22,215          8,960         9,044            15,755             11,259
                                       -------          -------        -------        ------           -------            -------
       Net increase in net assets       22,162           17,228         10,490         8,691            12,941              7,276
                                       -------          -------        -------        ------           -------            -------
NET ASSETS:
   Beginning of period                       8                8              8             8                 8                  8
                                       -------          -------        -------        ------           -------            -------
   End of period                       $22,170          $17,236        $10,498        $8,699           $12,949            $ 7,285
                                       =======          =======        =======        ======           =======            =======
CAPITAL SHARE TRANSACTIONS:
     Shares issued                       2,051            2,327            862           919             1,628              1,183
     Reinvestment of distributions          15               --             28            --                18                 --
     Shares redeemed                       (18)             (24)            (4)          (16)              (19)               (14)
                                       -------          -------        -------        ------           -------            -------
   Net increase in capital shares        2,048            2,303            886           903             1,627              1,169
                                       =======          =======        =======        ======           =======            =======

(1) COMMENCED OPERATIONS ON APRIL 5, 2000.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------


                                       ----------       ----------      -------------     ------------     ----------
                                         SEI VP           SEI VP           SEI VP            SEI VP           SEI VP
                                       CORE FIXED         HIGH          INTERNATIONAL       EMERGING          PRIME
                                         INCOME         YIELD BOND      FIXED INCOME      MARKETS DEBT     OBLIGATION
                                          FUND             FUND              FUND             FUND            FUND
                                       ----------       ----------      -------------     ------------     ----------
                                         2000(1)          2000(1)           2000(1)          2000(1)         2000(1)
                                       ----------       ----------      -------------     ------------     ----------
OPERATIONS:
   Net investment income (loss)          $   554          $   731           $  155            $  469          $  232
   Net realized gain (loss) from
     security transactions
     and futures contracts                    14              (24)             (21)               14              --
   Net realized loss on
     forward foreign currency
     contracts and foreign
     currency transactions                    --               --             (304)               --              --
   Net change in unrealized
     appreciation (depreciation)
     on investments and
     futures contracts                       562             (869)             135               (90)             --
   Net change in unrealized
     appreciation on forward
     foreign currency contracts,
     foreign currencies, and
     translation of other assets
     and liabilities denominated
     in foreign currencies                    --               --               41                --              --
                                         -------          -------           ------            ------          ------
   Net increase (decrease) in
     net assets from operations            1,130             (162)               6               393             232
                                         -------          -------           ------            ------          ------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income                    (555)            (732)              --              (470)           (232)
   Net realized gains                         --               --               --               (85)             --
                                         -------          -------           ------            ------          ------
       Total distributions                  (555)            (732)              --              (555)           (232)
                                         -------          -------           ------            ------          ------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares issued          18,270           10,630            7,449             6,216           5,815
     Reinvestment of distributions           548              732               --               555             232
     Cost of shares redeemed                (186)             (49)             (72)              (54)           (370)
                                         -------          -------           ------            ------          ------
Increase in net assets derived
    from capital share transactions       18,632           11,313            7,377             6,717           5,677
                                         -------          -------           ------            ------          ------
       Net increase in net assets         19,207           10,419            7,383             6,555           5,677
                                         -------          -------           ------            ------          ------
NET ASSETS:
   Beginning of period                         8                8                8                 8               8
                                         -------          -------           ------            ------          ------
   End of period                         $19,215          $10,427           $7,391            $6,563          $5,685
                                         =======          =======           ======            ======          ======
CAPITAL SHARE TRANSACTIONS:
     Shares issued                         1,817            1,067              754               620           5,815
     Reinvestment of distributions            55               76               --                57             232
     Shares redeemed                         (18)              (5)              (8)               (5)           (370)
                                         -------          -------           ------            ------          ------
   Net increase in capital shares          1,854            1,138              746               672           5,677
                                         =======          =======           ======            ======          ======



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SEI INSURANCE PRODUCTS TRUST -- FOR THE PERIOD ENDED DECEMBER 31, 2000.
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                    NET
                                  REALIZED                                                                              RATIO OF
           NET ASSET     NET        AND      DISTRIBUTIONS  DISTRIBUTIONS                                  RATIO OF   NET INVESTMENT
             VALUE   INVESTMENT  UNREALIZED     FROM NET        FROM     NET ASSET          NET ASSETS     EXPENSES   INCOME (LOSS)
           BEGINNING   INCOME  GAINS (LOSSES)  INVESTMENT     CAPITAL    VALUE END  TOTAL     END OF      TO AVERAGE    TO AVERAGE
           OF PERIOD   (LOSS)  ON SECURITIES     INCOME        GAINS     OF PERIOD RETURN+  PERIOD (000)  NET ASSETS    NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
---------------------------
SEI VP LARGE CAP VALUE FUND
---------------------------
  2000(1)   $10.00    $ 0.09       $ 0.82       $(0.09)      $   --       $10.82    9.17%    $22,170        0.85%         1.25%
----------------------------
SEI VP LARGE CAP GROWTH FUND
----------------------------
  2000(1)   $10.00    $(0.01)      $(2.51)      $   --       $   --       $ 7.48  (25.20)%   $17,236        0.85%        (0.26)%
---------------------------
SEI VP SMALL CAP VALUE FUND
---------------------------
  2000(1)   $10.00    $ 0.07       $ 2.13       $(0.07)      $(0.30)      $11.83   22.25%    $10,498        1.10%         0.90%
----------------------------
SEI VP SMALL CAP GROWTH FUND
----------------------------
  2000(1)   $10.00    $(0.04)      $(0.33)      $   --       $   --       $ 9.63   (3.70)%   $ 8,699        1.10%        (0.59)%
--------------------------------
SEI VP INTERNATIONAL EQUITY FUND
--------------------------------
  2000(1)   $10.00    $ 0.09       $(2.05)      $(0.09)      $   --       $ 7.95  (19.60)%   $12,949        1.28%         1.61%
-----------------------------------
SEI VP EMERGING MARKETS EQUITY FUND
-----------------------------------
  2000(1)   $10.00    $(0.05)      $(3.72)      $   --       $   --       $ 6.23  (37.70)%   $ 7,286        1.95%        (0.62)%
-----------------------------
SEI VP CORE FIXED INCOME FUND
-----------------------------
  2000(1)   $10.00    $ 0.45       $ 0.36       $(0.45)      $   --       $10.36    8.31%    $19,215        0.60%         6.10%
---------------------------
SEI VP HIGH YIELD BOND FUND
---------------------------
  2000(1)   $10.00    $ 0.70       $(0.84)      $(0.70)      $   --       $ 9.16   (1.51)%   $10,427        0.85%         9.75%
--------------------------------------
SEI VP INTERNATIONAL FIXED INCOME FUND
--------------------------------------
  2000(1)   $10.00    $(0.20)      $ 0.09       $   --       $   --       $ 9.89   (1.10)%   $ 7,391        1.00%         3.39%
---------------------------------
SEI VP EMERGING MARKETS DEBT FUND
---------------------------------
  2000(1)   $10.00    $ 0.76       $(0.11)      $(0.76)      $(0.14)      $ 9.75    6.56%    $ 6,563        1.35%        10.55%
----------------------------
SEI VP PRIME OBLIGATION FUND
----------------------------
  2000(1)   $ 1.00    $ 0.04       $   --       $(0.04)      $   --       $ 1.00    4.56%    $ 5,685        0.44%         6.04%


[table continued]

                           RATIO OF
              RATIO OF  NET INVESTMENT
              EXPENSES   INCOME (LOSS)
             TO AVERAGE   TO AVERAGE
             NET ASSETS   NET ASSETS    PORTFOLIO
             (EXCLUDING   (EXCLUDING    TURNOVER
              WAIVERS)     WAIVERS)       RATE
------------------------------------------------------

---------------------------
SEI VP LARGE CAP VALUE FUND
---------------------------
  2000(1)   1.35%         0.75%           49%
----------------------------
SEI VP LARGE CAP GROWTH FUND
----------------------------
  2000(1)   1.39%        (0.80)%          57%
---------------------------
SEI VP SMALL CAP VALUE FUND
---------------------------
  2000(1)   1.66%         0.34%           98%
----------------------------
SEI VP SMALL CAP GROWTH FUND
----------------------------
  2000(1)   1.65%        (1.14)%         116%
--------------------------------
SEI VP INTERNATIONAL EQUITY FUND
--------------------------------
  2000(1)   2.13%         0.76%           31%
-----------------------------------
SEI VP EMERGING MARKETS EQUITY FUND
-----------------------------------
  2000(1)   3.52%        (2.19)%         117%
-----------------------------
SEI VP CORE FIXED INCOME FUND
-----------------------------
  2000(1)   1.19%         5.51%          342%
---------------------------
SEI VP HIGH YIELD BOND FUND
---------------------------
  2000(1)   1.51%         9.09%            5%
--------------------------------------
SEI VP INTERNATIONAL FIXED INCOME FUND
--------------------------------------
  2000(1)   1.70%         2.69%          100%
---------------------------------
SEI VP EMERGING MARKETS DEBT FUND
---------------------------------
  2000(1)   2.26%         9.64%          140%
----------------------------
SEI VP PRIME OBLIGATION FUND
----------------------------
  2000(1)   1.14%         5.34%          N/A



AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
+ RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
(1) COMMENCED OPERATIONS ON APRIL 5, 2000. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.








THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2000

1. ORGANIZATION
SEI Insurance Products Trust (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated December 14, 1998. The Trust commenced operations on April 5, 2000. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of thirteen funds: SEI VP Large Cap Value Fund, SEI VP Large Cap Growth Fund, SEI VP S&P 500 Index Fund, SEI VP Small Cap Value Fund, SEI VP Small Cap Growth Fund, SEI VP International Equity Fund, SEI VP Emerging Markets Equity Fund, SEI VP Core Fixed Income Fund, SEI VP Bond Index Fund, SEI VP High Yield Bond Fund, SEI VP International Fixed Income Fund, SEI VP Emerging Markets Debt Fund, and SEI VP Prime Obligation Fund (collectively the "Funds", and each of these, a "Fund"). The Trust has diversified and non-diversified funds. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. As of December 31, 2000, SEI VP S&P 500 Index Fund and SEI VP Bond Index Fund had not yet commenced operations.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of financial statements. The policies are in conformity with generally accepted accounting principles.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
     SECURITY VALUATION -- Investments in equity securities that are traded on a national securities exchange (or reported on NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Foreign securities in the SEI VP International Equity Fund, SEI VP Emerging Markets Equity Fund, SEI VP International Fixed Income Fund and SEI VP Emerging Markets Debt Fund (the "International Funds") are valued based on quotations from the primary market in which they are traded. Debt obligations with remaining maturities in excess of sixty days are valued at the most recently quoted bid price. Debt obligations with remaining maturities of sixty days or less are valued at their amortized cost which approximates market value. Other securities for which market quotations are not readily available or securities whose market quotations do not reflect market value are valued at fair value using good faith pricing procedures approved by the Board of Trustees.
     FEDERAL INCOME TAXES -- It is the intention of each Fund to qualify as a regulated investment company and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

     The International Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.
     NET ASSET VALUE PER SHARE -- Net asset value per share is calculated on a daily basis by dividing the assets of each Fund less its liabilities by the number of outstanding shares of the Fund.
     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by each Fund's custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreement and procedures adopted by the Manager and the Advisers of the Trust ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker's custodian bank in a segregated account until maturity of the repurchase agreement. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding,

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2000

realization of the collateral by the Funds may be delayed or limited.
     DISCOUNT AND PREMIUM AMORTIZATION -- All amortization is calculated using the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.
     EXPENSES -- Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.
     FOREIGN CURRENCY TRANSLATION -- The books and records of the International Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following bases: (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and
(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective date of such transactions.
     For foreign equity securities, the International Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.
     The International Funds do isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations for Federal income tax purposes.
     The International Funds report gains and losses on foreign currency-related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.
     FUTURES CONTRACTS -- The SEI VP Core Fixed Income Fund (the "Fund") utilized futures contracts during the period ended December 31, 2000. The Fund's use of futures contracts is primarily for tactical hedging purposes. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.
     Risks related to futures contracts include the possibility that there may not be a liquid market for the contracts, that changes in the values of the contract may not directly correlate with changes in the values of the underlying securities, and that the counterparty to a contract may default on its obligation to perform.
     The SEI VP Core Fixed Income Fund had the following futures contracts open as of December 31, 2000:

                                              UNREALIZED
                         CONTRACT            APPRECIATION
TYPE OF       NUMBER OF    VALUE            (DEPRECIATION)
CONTRACT      CONTRACTS    (000)  EXPIRATION     (000)
------------ ---------------------------------------------
Euro$ Future   (12)    $(2,834)    12/17/01     $ (20)
Euro$ Future    12     $ 2,834     12/17/01     $  44
U.S. Agency
  Future        10     $   999     03/23/01     $  22
U.S. Five
  Year Note     13     $ 1,346     03/20/01     $  17
U.S. Long
  Bond           1     $   105     04/01/01     $  --
U.S. Ten Year
  Agency Future (4)    $  (419)    02/19/01     $  (8)
                                                -----
                                                $  55
                                                =====

     OPTION SELLING/PURCHASING -- The SEI VP Core Fixed Income Fund (the "Fund") enters into option contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Fund sells or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions.

--------------------------------------------------------------------------------





     TBA AND OTHER PURCHASE COMMITMENTS -- The Funds may enter into purchase commitments to purchase securities for a fixed price at a future date. Purchase commitments may be considered securities and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Fund's other assets. Unsettled purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.
     STRUCTURED NOTES AND INDEXED NOTES -- The SEI VP Core Fixed Income Fund may invest in structured notes and indexed notes whose values are linked either directly or inversely to changes in foreign currency exchange rates, interest rates, indices, or other reference instruments. The values of these instruments may be more volatile than the rates, indices or instruments to which they refer, but any loss is limited to the amount of the original investment.
     FORWARD FOREIGN CURRENCY CONTRACTS -- The International Funds may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. The aggregate principal amounts of the contracts are not recorded as the Funds do not intend to hold the contracts to maturity. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The International Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes.
     DISTRIBUTIONS -- Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid in capital in the period that the difference arises.
     Accordingly, the following permanent differences have been reclassified to/from the following accounts during the period ended December 31, 2000.

                    ACCUMULATED   ACCUMULATED
                  NET INVESTMENT    REALIZED    PAID-IN-
                      INCOME          GAIN      CAPITAL
                       (000)         (000)        (000)
                   ------------- ------------ -----------
SEI VP Large Cap
  Growth Fund            $31         $ --        $(31)
SEI VP Small Cap
  Value Fund               2           (2)         --
SEI VP Small Cap
  Growth Fund             37           --         (37)
SEI VP Emerging Markets
  Equity Fund             53           (1)        (52)
SEI VP Core Fixed
  Income Fund              1           (1)         --
SEI VP International Fixed
  Income Fund             87           --         (87)
SEI VP Emerging Markets
  Debt Fund                1           --          (1)

     OTHER -- Security transactions are recorded on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting.

3. MANAGEMENT, INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS
The Trust and SEI Investments Fund Management (the "Manager"), are parties to a management agreement (the "Agreement") dated March 29, 1999. Under this Agreement, the Manager will provide the Trust with overall administrative and accounting services and act as transfer agent and dividend disbursing agent. For its services, the Manager will receive an annual fee which is calculated daily and paid monthly at the following annual rates: .35% of the average daily net assets of the SEI VP Large Cap Value Fund, SEI VP Large Cap Growth Fund, SEI VP Small Cap Value Fund, SEI VP Small Cap Growth Fund, SEI VP High Yield Bond Fund;
 .28% of the average daily net assets of the SEI VP Core Fixed Income Fund; .45% of the average daily net assets of the SEI VP International Equity Fund; .60% of the average daily net assets of the SEI VP International Fixed Income Fund; .65% of the average daily net assets of the SEI VP Emerging

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2000

Markets Equity Fund and SEI VP Emerging Markets Debt Fund; and .42% of the average daily net assets of the SEI VP Prime Obligation Fund. The Manager has agreed to waive all or a portion of its fee in order to limit the operating expenses of a Fund. Any such waiver is voluntary and may be terminated at any time at the Manager's sole discretion.
     SEI Investments Management Corporation ("SIMC") serves as investment adviser to each Fund. In connection with serving as investment adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .35% of the average daily net assets of the SEI VP Large Cap Value Fund; .40% of the average daily net assets of the SEI VP Large Cap Growth Fund; .65% of the average daily net assets of the SEI VP Small Cap Value Fund and SEI VP Small Cap Growth Fund; .51% of the average daily net assets of the SEI VP International Equity Fund; 1.05% of the average daily net assets of the SEI VP Emerging Markets Equity Fund, .275% of the average daily net assets of the SEI VP Core Fixed Income Fund; .4875% of the average daily net assets of the SEI VP High Yield Bond Fund; .30% of the average daily net assets of the SEI VP International Fixed Income Fund; .85% of the average daily net assets of the SEI VP Emerging Markets Debt Fund; and .075% of the average daily net assets of the SEI VP Prime Obligation Fund.
     SIMC has entered into, or plans to enter into, investment sub-advisory agreements with the following parties:

                                               CURRENTLY
                                               MANAGING A
INVESTMENT                           DATE OF   PORTION OF
SUB-ADVISER                         AGREEMENT  FUND (Y/N)
-------------                      ----------- -----------

SEI VP LARGE CAP VALUE FUND
Iridian Asset Management, LLC       09/18/00        Y
LSV Asset Management, L.P.          03/31/00        Y
Mellon Equity Associates, LLP       02/02/00        Y
Sanford C. Bernstein & Co., Inc.       N/A          N

SEI VP LARGE CAP GROWTH FUND
Alliance Capital Management L.P.    02/25/00        Y
Provident Investment Counsel, Inc.  03/22/00        Y
Duncan-Hurst Capital Management     12/12/00        Y
Peregrine Capital Management        12/12/00        Y

SEI VP SMALL CAP VALUE FUND
Artisan Partners Limited Partnership   N/A          N
Boston Partners Asset Management, L.P. N/A          N
Chartwell Investment Partners          N/A          N
LSV Asset Management, L.P.          03/31/00        Y
Security Capital Global Capital
   Management, Inc.                    N/A          N
Sterling Capital                    12/18/00        Y

SEI VP SMALL CAP GROWTH FUND
McKinley Capital Management Inc.       N/A          N
Mazama Capital Management, LLC         N/A          N
Nicholas-Applegate Capital
  Management                        02/14/00        N
RS Investment Management, L.P.         N/A          N
Sawgrass Asset Management, LLC      02/15/00        Y
Wall Street Associates              03/21/00        Y

SEI VP INTERNATIONAL EQUITY FUND
Acadian Asset Management, Inc.         N/A          N
BlackRock International, Ltd.          N/A          N
Capital Guardian Trust Company      02/22/00        Y
Oeschle International Advisors, LLC 03/31/00        Y
Sardine Fleming International
  Management, Inc.                     N/A          N
Martin Lurrie, Inc.                    N/A          N

SEI VP EMERGING MARKETS EQUITY FUND
Morgan Stanley Dean Witter
  Investment Management Inc.           N/A          N
Nicholas-Applegate Capital
  Management                        02/14/00        Y
Schroder Investment Management
  North America Inc.                04/04/00        Y
SG Pacific Asset Management, Inc.
  and SGY Asset Management
  (Singapore) Ltd.                     N/A          N
The Boston Company Asset Management    N/A          N

SEI VP CORE FIXED INCOME FUND
BlackRock, Inc.                        N/A          N
Robert W. Baird & Co., Incorporated 03/31/00        N
Western Asset Management Company    02/15/00        Y

SEI VP HIGH YIELD BOND FUND
Credit Suisse Asset
  Management, LLC                   02/25/00        Y
Nomura Corporate Research and
  Asset Management, Inc.               N/A          N

SEI VP INTERNATIONAL FIXED
INCOME FUND
Strategic Fixed Income, L.L.C.      02/04/00        Y

SEI VP EMERGING MARKETS DEBT FUND
Salomon Brothers
  Asset Management, Inc.            03/08/00        Y

SEI VP PRIME OBLIGATIONS FUND
Wellington Management
  Company, LLP                      04/04/00        Y

     Under the investment sub-advisory agreements, each party receives an annual fee, paid by SIMC.
     Under a distribution agreement with the Trust, SEI Investments Distribution Co. (the "Distributor") will provide the Trust with distribution services. The Distributor will not be entitled to any fee for performing these services.

--------------------------------------------------------------------------------





4. OFFERING COSTS AND TRANSACTIONS WITH AFFILIATES
Offering costs related to the sale of initial shares will be deferred and amortized on a straight line basis over a period of twelve months commencing with operations. These costs of approximately $66,000 include legal fees of approximately $32,000 for work performed by a law firm of which an officer of the Trust is a partner. The remainder of these costs includes approximately $11,000 for other legal costs and $23,000 for typesetting costs.
     Certain officers and/or trustees of the Trust are also officers of the Manager. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings. Compensation of affiliated officers and trustees of the Trust is paid by the Manager.
     Each of the Funds also uses the Distributor as an agent in placing repurchase agreements. For this service the Distributor retains a portion of the interest earned as a commission. Aggregate commissions paid by the Trust for repurchase agreements placed during the period ended December 31, 2000 were $1,381.

5. FORWARD FOREIGN CURRENCY CONTRACTS
The International Funds enter into forward foreign currency exchange contracts as hedges against portfolio positions. Such contracts, which are designed to protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities; they simply establish an exchange rate at a future date. Also, although such contracts tend to minimize risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.
     The following forward foreign currency contracts were outstanding at December 31, 2000:

                                     IN       UNREALIZED
                   CONTRACTS TO    EXCHANGE  APPRECIATION
                  DELIVER/RECEIVE    FOR    (DEPRECIATION)
MATURITY DATES         (000)        (000)        (000)
----------------  ---------------  -------- --------------
SEI VP INTERNATIONAL EQUITY FUND
---------------------------------

FOREIGN CURRENCY SALES:
01/04/2001-01/09/2001  JY 2,035    $   18         $--
                                   ------       -----
                                   $   18         $--
                                   ======       =====
FOREIGN CURRENCY PURCHASES:
01/23/2001  CD                3         2          --
01/03/2001  CH               32        20          --
01/03/2001  UK               18        26          --
                                   ------       -----
                                   $   48         $--
                                   ======       -----
                                                  $--
                                                =====

                                     IN       UNREALIZED
                   CONTRACTS TO    EXCHANGE  APPRECIATION
                  DELIVER/RECEIVE    FOR    (DEPRECIATION)
MATURITY DATES         (000)        (000)        (000)
----------------  ---------------  -------- --------------
SEI VP INTERNATIONAL FIXED INCOME FUND
----------------------------------------
FOREIGN CURRENCY SALES:
01/31/2001  CD           292       $  191        $ (3)
01/31/2001  CH           336          201          (7)
01/31/2001  DK           879          107          (4)
01/31/2001  EC            59           55          (1)
01/31/2001  JY        52,432          466           5
01/31/2001  UK           221          325          (6)
                                   ------       -----
                                   $1,262        $(16)
                                   ======       =====
FOREIGN CURRENCY PURCHASES:
01/31/2001  CD            60       $   40         $--
01/31/2001  CH           435          261           9
01/31/2001  EC         1,130        1,027          35
01/31/2001  JY        20,790          187          (4)
01/31/2001  UK           134          200           1
                                   ------       -----
                                   $1,715         $41
                                   ======       -----
                                                  $25
                                                =====
CURRENCY LEGEND:

CD  Canadian Dollar      EC   Euro Currency
CH  Swiss Franc          JY   Japanese Yen
DK  Danish Kroner        UK   British Sterling Pound

6. INVESTMENT TRANSACTIONS
     The cost of security purchases and proceeds from the sale of securities, other than temporary investments during the period ended December 31, 2000, were as follows:

                              PURCHASES
                             U.S. GOV'T   OTHER     TOTAL
                                (000)     (000)     (000)
                             ----------  ------     -----
SEI VP Large Cap Value Fund    $    --  $28,079   $28,079
SEI VP Large Cap Growth Fund        --   30,882    30,882
SEI VP Small Cap Value Fund         --   17,052    17,052
SEI VP Small Cap Growth Fund        --   18,284    18,284
SEI VP International Equity Fund    --   18,797    18,797
SEI VP Emerging Markets
  Equity Fund                       --   19,792    19,792
SEI VP Core Fixed Income Fund   50,052    6,161    56,213
SEI VP High Yield Bond Fund         --   10,017    10,017
SEI VP International
  Fixed Income Fund                 --   10,912    10,912
SEI VP Emerging Markets
  Debt Fund                         --    8,372     8,372

INVESTMENT TRANSACTIONS (CONTINUED)

                               SALES
                             U.S. GOV'T   OTHER     TOTAL
                                (000)     (000)     (000)
                             ----------  ------     -----
SEI VP Large Cap Value Fund    $    --  $ 8,077   $ 8,077
SEI VP Large Cap Growth Fund        --    9,119     9,119
SEI VP Small Cap Value Fund         --    8,677     8,677
SEI VP Small Cap Growth Fund        --    9,425     9,425
SEI VP International Equity Fund    --    3,626     3,626
SEI VP Emerging Markets
  Equity Fund                       --    9,054     9,054
SEI VP Core Fixed Income Fund   35,813    2,630    38,443
SEI VP High Yield Bond Fund         --      439       439
SEI VP International
  Fixed Income Fund                 --    4,680     4,680
SEI VP Emerging Markets
  Debt Fund                         --    4,794     4,794

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2000

      At December 31, 2000, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation on investments and futures contracts at December 31, 2000, is as follows:

                                                                            BOOK NET
                                                                           UNREALIZED         LESS:          TAX NET
                                         APPRECIATED     DEPRECIATED      APPRECIATION      TAX BASIS     APPRECIATION/
                                         SECURITIES       SECURITIES     (DEPRECIATION)    ADJUSTMENTS   (DEPRECIATION)
                                            (000)           (000)             (000)           (000)           (000)
                                        -------------   -------------     -------------   -------------   -------------
SEI VP Large Cap Value Fund               $3,120          $(1,111)         $ 2,009            $161          $ 1,848
SEI VP Large Cap Growth Fund               1,121           (3,961)          (2,840)            550           (3,390)
SEI VP Small Cap Value Fund                1,631             (342)           1,289               4            1,285
SEI VP Small Cap Growth Fund               1,658           (1,184)             474              55              419
SEI VP International Equity Fund             750           (2,895)          (2,145)            122           (2,267)
SEI VP Emerging Markets Equity Fund          296           (1,823)          (1,527)            452           (1,979)
SEI VP Core Fixed Income Fund                652              (90)             562               2              560
SEI VP High Yield Bond Fund                  180           (1,049)            (869)             --             (869)
SEI VP International Fixed Income Fund       265             (130)             135              17              118
SEI VP Emerging Markets Debt Fund             97             (187)             (90)             56             (146)

At December 31, 2000, the following funds had capital loss carryforwards to the extent provided in the regulations for Federal income tax as follows:

                                               EXPIRATION
                                EXPIRATION      AMOUNT
                                   YEAR          (000)
                               -------------  -----------
SEI VP Large Cap Value Fund        2008       $  234
SEI VP Large Cap Growth Fund       2008        1,103
SEI VP Small Cap Growth Fund       2008          337
SEI VP International Equity Fund   2008          396
SEI VP Emerging Markets
  Equity Fund                      2008        1,466
SEI VP High Yield Bond Fund        2008           24
SEI VP International Fixed
  Income Fund                      2008            4

7. CONCENTRATION OF RISKS
The market values of the SEI VP Core Fixed Income Fund's investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of such securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.
     Each International Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The SEI VP International Fixed Income and SEI VP Emerging Markets Debt Funds invest in debt securities, the market value of which may change in response to interest rate changes. Also, the ability of the issuers of debt securities held by the SEI VP International Fixed Income and SEI VP Emerging Markets Debt Funds to meet its obligations may be affected by economic and political developments in a specific country, industry or region.

8. LOAN PARTICIPATIONS AND BRADY BONDS
The SEI VP Emerging Markets Debt Fund (the "Fund") may invest in U.S. dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund may invest in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not

--------------------------------------------------------------------------------





with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Fund may have difficulty disposing of Participations and Assignments because the market for such instruments is not highly liquid.
     Certain debt obligations, customarily referred to as "Brady Bonds," are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

9. WRITTEN OPTIONS TRANSACTIONS
Written option transactions entered into during the period ending December 31, 2000 are summarized as follows:

                           SEI VP CORE FIXED INCOME FUND
                           -----------------------------
                                                PREMIUM
                           # OF CONTRACTS        (000)
                           --------------       --------
Balance at the beginning
  of period                      --               $ --
Written                          93                 56
Expired                         (20)               (10)
Exercised                        --                 --
Closing Buys                    (34)               (16)
                              -----              -----
Balance at the end
  of period                      39               $ 30
                              =====              =====

At December 31, 2000, the SEIVP Core Fixed Income Fund had sufficient cash and/or securities at least equal to the value of written options.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2000

To the Board of Trustees and Shareholders of The SEI Insurance Products Trust:

In our opinion, the accompanying statements of net assets and statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SEI VP Large Cap Value, SEI VP Large Cap Growth, SEI VP Small Cap Value, SEI VP Small Cap Growth, SEI VP International Equity, SEI VP Emerging Markets Equity, SEI VP Core Fixed Income, SEI VP High Yield Bond, SEI VP International Fixed Income, SEI VP Emerging Market Debt and SEI VP Prime Obligation Funds (constituting SEI Insurance Products Trust, hereafter referred to as the "Trust") at December 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period from April 5, 2000 (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 9, 2001

NOTICE TO SHAREHOLDERS
--------------------------------------------------------------------------------
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2000 (UNAUDITED)

For shareholders that do not have a December 31, 2000 taxable year end, this notice is for informational purposes only. For shareholders with a December 31, 2000 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal period ended December 31, 2000 the Funds of the SEI Insurance Products Trust are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

                                                                   (A)                 (B)
                                                                LONG TERM           ORDINARY
                                                              CAPITAL GAINS          INCOME                TOTAL
                                                              DISTRIBUTIONS       DISTRIBUTIONS        DISTRIBUTIONS
FUND                                                           (TAX BASIS)         (TAX BASIS)          (TAX BASIS)
------                                                       ---------------      --------------       -------------
SEI VP Large Cap Value Fund                                        0%                   100%                100%
SEI VP Large Cap Growth Fund                                       0%                     0%                  0%
SEI VP Small Cap Value Fund                                        0%                   100%                100%
SEI VP Small Cap Growth Fund                                       0%                     0%                  0%
SEI VP International Equity Fund                                   0%                   100%                100%
SEI VP Emerging Markets Equity Fund                                0%                     0%                  0%
SEI VP Core Fixed Income Fund                                      0%                   100%                100%
SEI VP High Yield Bond Fund                                        0%                   100%                100%
SEI VP International Fixed Fund                                    0%                     0%                  0%
SEI VP Emerging Markets Debt Fund                                  0%                   100%                100%
SEI VP Prime Obligations Fund                                      0%                   100%                100%

                                                                   (C)                 (D)                  (E)
                                                               QUALIFYING          TAX-EXEMPT             FOREIGN
FUND                                                          DIVIDENDS(1)          INTEREST            TAX CREDIT
------                                                       ---------------      --------------       -------------
SEI VP Large Cap Value Fund                                       100%                   0%                  0%
SEI VP Large Cap Growth Fund                                        0%                   0%                  0%
SEI VP Small Cap Value Fund                                        19%                   0%                  0%
SEI VP Small Cap Growth Fund                                        0%                   0%                  0%
SEI VP International Equity Fund                                    0%                   0%                  5%
SEI VP Emerging Markets Equity Fund                                 0%                   0%                  0%
SEI VP Core Fixed Income Fund                                       0%                   0%                  0%
SEI VP High Yield Bond Fund                                         1%                   0%                  0%
SEI VP International Fixed Fund                                     0%                   0%                  0%
SEI VP Emerging Markets Debt Fund                                   0%                   0%                  0%
SEI VP Prime Obligations Fund                                       0%                   0%                  0%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A) and (B) are based on the percentage of each fund's total distribution. Items (C) and (E) are based on the percentage of ordinary income distributions of each fund.
Item (D) is based on the percentage of gross income of each fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

NOTES
--------------------------------------------------------------------------------

------------------------
SEI INSURANCE
PRODUCTS TRUST
------------------------
ANNUAL REPORT
------------------------
DECEMBER 31, 2000

Robert A. Nesher
CHAIRMAN

TRUSTEES
William M. Doran
F. Wendell Gooch
James M. Storey
George J. Sullivan, Jr.
Rosemarie B. Greco

OFFICERS
Edward D. Loughlin
PRESIDENT AND CHIEF EXECUTIVE OFFICER
James R. Foggo
CONTROLLER AND CHIEF FINANCIAL OFFICER
Todd Cipperman
VICE PRESIDENT, ASSISTANT SECRETARY
Kevin P. Robins
VICE PRESIDENT, ASSISTANT SECRETARY
William E. Zitelli
VICE PRESIDENT, ASSISTANT SECRETARY
Lydia Gavalis
VICE PRESIDENT, ASSISTANT SECRETARY
Cynthia M. Parrish
VICE PRESIDENT, ASSISTANT SECRETARY
Christine McCullough
VICE PRESIDENT, ASSISTANT SECRETARY
Timothy D. Barto
VICE PRESIDENT, ASSISTANT SECRETARY
Richard W. Grant
SECRETARY

INVESTMENT ADVISER
SEI Investments Management Corporation

MANAGER AND SHAREHOLDER SERVICING AGENT
SEI Investments Fund Management

DISTRIBUTOR
SEI Investments Distribution Co.

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

THIS ANNUAL REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE TRUST AND MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. SHARES OF THE SEI FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SEI INVESTMENTS DISTRIBUTION CO., THE DISTRIBUTOR OF THE SEI FUNDS, IS NOT AFFILIATED WITH ANY BANK.

FOR MORE INFORMATION CALL 1O800ODIALOSEI/1O800O342O5734




SEI INVESTMENTS
DISTRIBUTION
CO.
Oaks, PA 19456-1100
800-DIAL-SEI/800-342-5734


VAR-F-006

NOTES TO FINANCIAL STATEMENTS

SEI INSURANCE PRODUCTS TRUST - DECEMBER 31, 2000

1.  ORGANIZATION

SEI Insurance Products Trust (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated December 14, 1998. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of thirteen funds: SEI VP Large Cap Value Fund, SEI VP Large Cap Growth Fund, SEI VP S&P 500 Index Fund, SEI VP Small Cap Value Fund, SEI VP Small Cap Growth Fund, SEI VP International Equity Fund, SEI VP Emerging Markets Equity Fund, SEI VP Core Fixed Income Fund, SEI VP Bond Index Fund, SEI VP High Yield Bond Fund, SEI VP International Fixed Income Fund, SEI VP Emerging Markets Debt Fund, and SEI VP Prime Obligation Fund (collectively the "Funds", and each of these, a "Fund"). The Trust has diversified and non-diversified funds. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. The Funds are authorized to offer an unlimited number of shares of beneficial interest with no par value. As of December 31, 2000, the SEI VP S&P 500 Index Fund and SEI VP Bond Index Fund had not commenced operations. The SEI VP S&P 500 Index Fund and SEI VP Bond Index Fund had no operations except those related to organizational matters and the sale of initial shares of beneficial interest to SEI Investments Fund Management ("SIFM" or the "Manager") on July 16, 1999. The financial statements presented herein relate only to the SEI VP S&P 500 Index Fund and the SEI VP Bond Index Fund. The financial statements of the remaining Funds are presented separately.

2. OFFERING COSTS

Offering costs related to the sale of initial shares will be deferred and amortized on a straight line basis over a period of twelve months commencing with operations. These costs of approximately $66,000, of which, $10,224 relate to the SEI VP S&P 500 Fund and the SEI VP Bond Index Fund, include legal fees of approximately $32,000 for work performed by a law firm of which an officer of the Trust is a Partner. The remainder of these costs included approximately $11,000 for other legal costs and $23,000 for typesetting costs.

Certain officers and / or trustees of the Trust are also officers of the Manager. The Trust pays each unaffiliated Trustee an annual fee for attendance of quarterly, interim and committee meetings. Compensation of officers and affiliated trustees of the Trust is paid by the Manager.

The Trust incurred other expenses of approximately $12,000 in legal and audit fees. The full amount of these organizational expenses were assumed by SEI Investments Management Corporation (SIMC) and the Funds are not required to reimburse SIMC.


3. INVESTMENT ADVISORY, MANAGEMENT, DISTRIBUTION AND CUSTODY AGREEMENTS

The Trust has entered into the following service agreements:

Under an Investment Advisory Agreement with the Trust, SEI Investments Management Corporation ("SIMC") will act as investment adviser to each Fund. For its investment advisory services to the Trust, SIMC will receive an annual fee which is calculated daily and paid monthly at the following annual rates (shown as a percentage of the average daily net assets of each Fund): SEI VP S&P 500 Index Fund, 0.03% and SEI VP Bond Index Fund, 0.07%. SIMC has agreed, on a voluntary basis, to waive all or a portion of its investment advisory fee. In addition, SIMC reserves the right to terminate its waivers at any time in its full discretion.

Under an Administration Agreement with the Trust, the Manager will provide the Trust with overall administrative and accounting services and act as transfer agent and dividend disbursing agent. For its services, the Manager will receive an annual fee which is calculated daily and paid monthly at the following annual rates (shown as a percentage of the average daily net assets of each Fund):
SEI VP S&P 500 Index Fund, 0.22% and SEI VP Bond Index Fund, 0.35%. The
Manager has agreed, on a voluntary basis, to waive all or a portion of its administration fee and/or reimburse other expenses. In addition, the Manager reserves the right to terminate its waivers and/or reimbursements at any time in its full discretion.

Under a Distribution Agreement with the Trust, SEI Investments Distribution Co. (the "Distributor") will provide the Trust with distribution services. The Distributor will not be entitled to any fee for performing these services.

Under a Custodian Agreement with the Trust, First Union National Bank will serve as custodian for the assets of SEI VP S&P 500 Index Fund and SEI VP Bond Index Fund.

                                         REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees and Shareholders of SEI Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities present fairly, in all material respects, the financial position of the SEI VP S&P 500 Index Fund and the SEI VP Bond Index Fund (constituting separate portfolios of SEI Insurance Products Trust, hereafter referred to as the "Trust") at December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Trust's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 26, 2001